Exhibit 99.1

SELLING AGENT AGREEMENT

by and among

DUKE ENERGY CORPORATION

as Issuer,

INCAPITAL LLC,

as Purchasing Agent,

and the

Agents named herein

November 13, 2012

To Incapital LLC and the Agents

listed on the signature page hereto:

DUKE ENERGY CORPORATION, a Delaware corporation (the “Company”), proposes to issue and sell a series of its senior notes to be designated as Duke Energy InterNotes® Due One Year or More from Date of Issue (the “Notes”).  The Notes will be issued as a series of debt securities pursuant to an Indenture, dated as of June 3, 2008, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented by supplemental indentures thereto (such amended and supplemented Indenture, as supplemented from time to time in the future, the “Indenture”).  As of the date hereof, the Company has authorized the issuance and sale pursuant to the terms of this Selling Agent Agreement (this “Agreement”), of up to U.S. $1,000,000,000 aggregate initial offering price of the Notes.  It is understood, however, that the Company may, from time to time, authorize the issuance and sale, pursuant to the terms of this Agreement, of additional Notes, as though the issuance and sale of any such additional Notes were authorized as of the date hereof.

Subject to the terms and conditions contained in this Agreement, the Company hereby (1) appoints each of you as its agent (“Agent”) for the purpose of soliciting offers to purchase Notes and each of you hereby agrees, severally and not jointly, to use reasonable best efforts to solicit offers to purchase Notes upon terms acceptable to the Company at such times and in such amounts as the Company shall from time to time specify and in accordance with the terms hereof, and after consultation with Incapital LLC (the “Purchasing Agent”) and (2) agrees that whenever the Company determines to sell a particular tranche of Notes pursuant to this Agreement, such Notes shall be sold pursuant to a Terms Agreement (as defined herein) relating to such sale in accordance with the provisions of Section V hereof between the Company and the Purchasing Agent, with the Purchasing Agent purchasing such Notes from the Company as principal for resale to other Agents or dealers (the “Selected Dealers”), each of whom will purchase Notes from the Purchasing Agent as principal for resale to third parties.  The Company reserves the right to enter into agreements substantially similar hereto with other agents subject to prior notification to the Purchasing Agent of any such agreement.

I.

REGISTRATION STATEMENT AND PROSPECTUS

The Company has filed with the Securities and Exchange Commission (the “SEC”) an automatic shelf registration statement on Form S-3ASR (No. 333-169633) registering the offer and sale of various securities, including the Notes, from time to time under the Securities Act of 1933, as amended (the “1933 Act”) and Rule 415 of the rules and regulations of the SEC thereunder (the “1933 Act Regulations”).  The term “Registration Statement” means, as of any time, the aforementioned registration statement, including the information contained in any document incorporated by reference therein and any other supplement or amendment thereto deemed or retroactively deemed, in accordance with Rule 430B(f) of the 1933 Act Regulations, to be a part thereof at such time that has not been superseded or modified; provided, however, that in the absence of any time reference, with respect to a particular tranche of Notes, such term

InterNotes® is a registered servicemark of Incapital Holdings LLC.

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means the aforementioned registration statement, including the information contained in any document incorporated by reference therein and any amendment or supplement thereto deemed or retroactively deemed, in accordance with Rule 430B(f), to be a part thereof at the time of the first contract of sale for such Notes, which time shall be considered the “new effective date” of such registration statement with respect to such Notes within the meaning of Rule 430B(f)(2) of the 1933 Act Regulations.   The Registration Statement became effective upon its filing with the SEC pursuant to Rule 462(e) of the 1933 Act Regulations, and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the “1939 Act”).

The Company has filed, or promptly will file, with the SEC pursuant to Rule 424 of the 1933 Act Regulations, a prospectus supplement (the “Prospectus Supplement”) and a prospectus (the “Base Prospectus”) for the purpose of supplying information in respect of the public offering of the Notes.  The Prospectus Supplement, together with the Base Prospectus, including all documents incorporated therein by reference, as amended or supplemented from time to time, and including any supplement to the Prospectus that sets forth the terms of a particular tranche of Notes, substantially in the form of Exhibit G hereto or such other form as may be agreed upon by the Company and the Purchasing Agent (a “Pricing Supplement”), are referred to herein as the “Prospectus.”

The term “Time of Sale Prospectus” means, collectively, (i) the Base Prospectus, (ii) the Prospectus Supplement, (iii) the preliminary pricing supplement, substantially in the form of Exhibit F hereto or such other form as may be agreed upon by the Company and the Purchasing Agent (a “Preliminary Pricing Supplement”), relating to a particular tranche of Notes that is delivered by the Company to the Purchasing Agent and any other Agents and filed by the Company with the SEC pursuant to Rule 424(b) and (iv) any Issuer Free Writing Prospectus (as defined herein) relating to the Notes, including, in each case, any amendments or supplements thereto and the document incorporated by reference therein.

The term “Issuer Free Writing Prospectus” means any “issuer free writing prospectus”, as defined in Rule 433 of the 1933 Act Regulations, relating to the Notes that (i) is required to be filed with the SEC by the Company or (ii) is exempt from filing pursuant to Rule 433(d)(5)(i) of the 1933 Act Regulations because it contains a description of the applicable Notes or of the applicable offering that does not reflect the final terms, in each case in the form filed or required to be filed with the SEC or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) of the 1933 Act Regulations.

All references in this Agreement to financial statements and schedules and other information which is “disclosed,” “contained,” “included,” “set forth” or “stated” (or other references of like import) in the Registration Statement, Time of Sale Prospectus or Prospectus shall be deemed to include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, Time of Sale Prospectus or Prospectus, as the case may be, at the time that the Purchasing Agent has agreed to purchase a particular tranche of Notes from the Company; all references in this Agreement to the Registration Statement, Time of Sale Prospectus or Prospectus shall include any amendments and supplements thereto; and references in this Agreement to documents incorporated by reference into the Registration Statement, the Time of Sale Prospectus or the Prospectus, as the case may be, include documents incorporated by reference and those documents deemed to be

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incorporated by reference pursuant to Item 12 of Form S-3 under the 1933 Act at the time that the Purchasing Agent has agreed to purchase a particular tranche of Notes.

II.

CONDITIONS

The obligations of the Purchasing Agent and the Agents under this Agreement and any particular Terms Agreement are subject to the accuracy of the representations and warranties on the part of the Company contained herein, the accuracy of the statements of the Company’s officers made in any certificates furnished pursuant to the provisions hereof, the performance and observance by the Company of all of its covenants and agreements herein contained, and the following additional conditions:

(a)                                 On the date hereof, the Purchasing Agent and the Agents shall have received the following legal opinions, dated as of the date hereof and in form and substance satisfactory to them:

(1)                                 The opinion of Robinson, Bradshaw & Hinson, P.A., counsel for the Company, to the effect set forth in Exhibit A hereto;

(2)                                 The opinion of Robert T. Lucas III, Esq., Deputy General Counsel of the Company (or such other internal counsel of the Company as shall be reasonably acceptable to the Purchasing Agent and the Agents), to the effect set forth in Exhibit B hereto; and

(3)                                 The opinion of Sidley Austin LLP, counsel to the Purchasing Agent and the Agents, with respect to the validity of the Notes, the Registration Statement and the Prospectus, as amended or supplemented, and such other related matters as they may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(b)                                 On the date hereof, the Purchasing Agent and the Agents shall have received a certificate of the Chairman of the Board, the President, any Vice President, the Secretary or an Assistant Corporate Secretary and any financial or accounting officer of the Company, dated the date hereof, to the effect that (i) the signer of such certificate has reviewed the Registration Statement, the Prospectus and this Agreement, (ii) that the conditions specified in Section II(e)(vi) of this Agreement have been satisfied, (iii) to the best of their knowledge after reasonable investigation, the representations and warranties of the Company contained in this Agreement are true and correct as of the date of such certificate as if made on the date of such certificate and (iv) to the best of their knowledge after reasonable investigation, the Company has performed all of its obligations under this Agreement to be performed at or prior to the date of such certificate.

(c)                                  On the date hereof, the Purchasing Agent and the Agents shall have received a letter from Deloitte & Touche LLP, in their capacity as the Company’s independent registered public accounting firm, dated the date hereof, in form and substance satisfactory to the

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Purchasing Agent and the Agents, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and financial information contained or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(d)                                 On the date hereof, counsel to the Purchasing Agent and the Agents shall have been furnished with such documents as they may reasonably require for the purpose of enabling them to fulfill their obligations with respect to the issuance and sale of Notes as herein contemplated, or in order to evidence the accuracy of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of Notes as herein contemplated shall be satisfactory in form and substance to the Purchasing Agent and to counsel to the Purchasing Agent and the Agents.

(e)                                  The obligations of the Purchasing Agent and any Agent to purchase Notes in connection with any Terms Agreement are subject to the following further conditions:  (i) no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any prospectus shall have been issued and be in effect and no pending proceedings for that purpose or pursuant to Section 8A under the 1933 Act against the Company or relating to any offering of Notes shall have been instituted or, to the knowledge of the Company, threatened by the SEC; (ii) since the date of such Terms Agreement, the rating assigned by Moody’s Investor Service, Inc., Standard & Poor’s Rating Services or Fitch Ratings Ltd., or any successor thereto that is a nationally recognized statistical rating organization (as such term is defined in Section 3(a)(62) of the 1934 Act), to any debt securities or preferred stock of the Company shall not have been lowered; (iii) the Company shall have filed the Pricing Supplement relating to a particular sale of Notes with the SEC in the manner and within the time period required by Rule 424(b) of the 1933 Act Regulations; (iv) any Issuer Free Writing Prospectus required to be filed by the Company with respect to the applicable Notes pursuant to Rule 433(d) of the 1933 Act Regulations, shall have been filed with the SEC within the applicable time periods prescribed for such filings under such Rule 433 or, if applicable, in accordance with Rule 164(b) of the 1933 Act Regulations; (v) there shall not have come to the attention of the Purchasing Agent or any other Agent any facts that would cause the Purchasing Agent or any such Agent to believe that the Registration Statement, the Time of Sale Prospectus, the Prospectus or any Issuer Free Writing Prospectus included or includes an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) since the date of such Terms Agreement or since the respective dates as of which information is given in the Registration Statement, the Time of Sale Prospectus or the Prospectus, there shall not have been any material adverse change in the condition of the Company, financial or otherwise, except as reflected in or contemplated by the Registration Statement, Time of Sale Prospectus and the Prospectus, and, since such dates and up to the related Settlement Date (as defined herein), there shall not have been any material transaction entered into by the Company other than transactions contemplated by the Time of Sale Prospectus and the Prospectus and transactions in the ordinary course of business, in each case the effect of which in the reasonable judgment of the Purchasing Agent and the applicable Agent or Agents is so material and adverse as to make it impracticable or inadvisable to market

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such Notes or enforce contracts for the sale of such Notes on the terms and in the manner contemplated by the Time of Sale Prospectus and the Prospectus.

(f)                                   The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Notes.

If any condition specified in this Section II shall not have been fulfilled when and as required to be fulfilled, this Agreement and any Terms Agreement may be terminated by the Purchasing Agent and the applicable Agent or Agents with respect to itself or themselves, respectively, by notice to the Company at any time and any such termination shall be without liability of any party to any other party, except that the provisions specified in the penultimate paragraph of Section IX hereof shall survive and remain in effect as specified therein.

III.

COVENANTS

In further consideration of the agreements of the Purchasing Agent and the Agents herein contained, the Company covenants as follows:

(a)                                 The Company will cause any Time of Sale Prospectus and the Prospectus to be filed pursuant to, and in compliance with, Rule 424(b) of the 1933 Act Regulations, in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the SEC and, in the event that it was not, it will promptly file such prospectus; the Company will advise the Purchasing Agent and Agents promptly of the filing of any amendment or supplement to the Registration Statement, any Time of Sale Prospectus or the Prospectus and of the institution by the SEC of any stop order proceedings in respect of the Registration Statement, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

(b)                                 If at any time when the delivery of a Prospectus shall be required by law in connection with sales of any of the Notes, either (i) any event shall have occurred as a result of which the Time of Sale Prospectus or the Prospectus, in each case as amended or supplemented, would include any untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (ii) for any other reason it shall be necessary to amend or supplement the Time of Sale Prospectus or the Prospectus, or to file under the Securities Exchange Act of 1934, as amended (the “1934 Act”) any document incorporated by reference in the Time of Sale Prospectus or the Prospectus in order to comply in all material respects with the requirements of the 1933 Act or the 1934 Act, the Company will (A) notify you to suspend the solicitation of offers to purchase Notes and if notified by the Company, you shall forthwith suspend such solicitation and cease using the Time of Sale Prospectus and Prospectus and (B) promptly prepare and file with the SEC, subject to clause (j),  such document incorporated by reference in the Time of Sale Prospects and Prospectus or an amendment or supplement to the Registration

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Statement, the Time of Sale Prospectus or the Prospectus, whether by filing documents pursuant to the 1933 Act, the 1934 Act or otherwise (including, if consented to by the Agents, by means of an Issuer Free Writing Prospectus), which will correct such statement or omission or effect such compliance and will provide to you without charge a reasonable number of copies thereof, which you shall use thereafter.

(c)                                  The Company, during the period when a prospectus relating to the Notes is required to be delivered (or but for the exemption in Rule 172 of the 1933 Act Regulations would be required to be delivered) under the 1933 Act, will timely file all documents required to be filed with the SEC pursuant to Section 13 or 14 of the 1934 Act.

(d)                                 The Company represents and agrees that, unless it obtains the prior written consent of the Purchasing Agent, and each Agent represents and agrees that, unless it obtains the prior written consent of the Company and the Purchasing Agent, it will not make, any offer relating to the Notes that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 of the 1933 Act Regulations, required to be filed with the SEC.  Any such free writing prospectus (which shall include the Pricing Supplement discussed in Section III(e) below), consented to in writing by the Company and the Purchasing Agent is hereinafter referred to as a “Permitted Free Writing Prospectus.”  Unless otherwise agreed by the Company and the applicable Agents, the Company (A) has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and (B) has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 of the 1933 Act Regulations applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the SEC, legending and record keeping.  The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the SEC in accordance with Rule 433 of the 1933 Act Regulations.

(e)                                  The Company will prepare a Pricing Supplement relating to the final terms of the particular Notes and their offering in a form approved by the Purchasing Agent and, upon such approval, will file such Pricing Supplement within the period required by Rule 424(b).  Notwithstanding anything to the contrary contained herein (including the preceding paragraph), the Purchasing Agent and the Agents may use a free writing prospectus that contains only (a) (i) information describing the preliminary terms of the particular Notes or their offering, (ii) information meeting the requirements of Rule 134 of the 1933 Act Regulations or (iii) information that describes the final terms of the particular Notes or their offering and that is or is to be included in the Pricing Supplement contemplated in the first sentence of this paragraph or (b) other customary information that is neither “issuer information,” as defined in Rule 433, nor otherwise an Issuer Free Writing Prospectus.

(f)                                   If, prior to the completion of the distribution of the applicable Notes, at any time following the issuance of an Issuer Free Writing Prospectus there occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicts with the information contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus or includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company will promptly notify the Purchasing Agent and the

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Agents thereof so that any use of such Issuer Free Writing Prospectus may cease until it is amended or supplemented.

(g)                                  The Company will make generally available to its security holders and to you as soon as practicable earning statements that satisfy the provisions of Section 11(a) of the 1933 Act and the rules and regulations of the SEC thereunder covering twelve month periods beginning, in each case, not later than the first day of the Company’s fiscal quarter next following the “effective date” (as defined in Rule 158 under the 1933 Act) of the Registration Statement with respect to each sale of Notes.

(h)                                 The Company will furnish to the Purchasing Agent and the Agents, without charge, copies of the Registration Statement (four of which will include all exhibits other than those incorporated by reference), the Time of Sale Prospectus and the Prospectus, and all amendments and supplements to such documents, and any Issuer Free Writing Prospectus, in each case as soon as available and in such quantities as the Purchasing Agent and the Agents reasonably request.

(i)                                     The Company will arrange or cooperate in arrangements for the qualification of the Notes for offering and sale under the laws of such jurisdictions as the Purchasing Agent and the Agents designate and will continue such qualifications in effect so long as required for the distribution of the Notes; provided, however, that the Company shall not be required to qualify as a foreign corporation or to file any general consents to service of process under the laws of any state where it is not now so subject.

(j)                                    The Company will give counsel to the Purchasing Agent and the Agents notice of its intention to file or prepare any additional registration statement with respect to the registration of additional Notes or any amendment to the Registration Statement or any amendment or supplement to the Prospectus (other than an amendment or supplement providing solely for a change in the interest rates or maturity dates of Notes or similar changes or an amendment or supplement to either the Registration Statement or Prospectus effected by the filing of a document with the Commission pursuant to the 1934 Act) and will furnish such counsel with copies of any such registration statement or amendment or supplement proposed to be filed or prepared a reasonable time in advance of such proposed filing or preparation, as the case may be, and will give such counsel a reasonable opportunity to comment on any such proposed amendment or supplement.

(k)                                 The Company will notify the Purchasing Agent and the Agents and their counsel immediately, and confirm the notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or any new registration statement relating to the Notes, or when any amendment or supplement to the Prospectus shall have been filed (other than Preliminary Pricing Supplements, Pricing Supplements or amendments or supplements relating exclusively to offerings of securities other than the Notes, except as set forth in the Procedures (as defined herein)), (ii) the receipt of any comments from the SEC with respect to the Registration Statement, the Prospectus or any Time of Sale of Prospectus (other than with respect to a document filed with the SEC pursuant to the 1934 Act incorporated by reference in the Registration Statement, the Prospectus or any Time of Sale Prospectus, in which case notice will be provided to counsel to the Agents), (iii) any request by the SEC for any amendment to the

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Registration Statement or the filing of a new registration statement or any amendment or supplement to the Prospectus or any document incorporated by reference therein or otherwise deemed a part thereof or for additional information (other than with respect to a document filed with the SEC pursuant to the 1934 Act incorporated by reference in the Registration Statement, the Prospectus or any Time of Sale Prospectus, in which case notice will be provided to counsel to the Agents), (iv) the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or any new registration statement relating to the Notes or the issuance of any order preventing or suspending the use of the Time of Sale Prospectus or the Prospectus, or the suspension of the qualification of the Notes for offering or sale in any jurisdiction, or the initiation of or notification of any threat to initiate any proceedings for any of such purposes and (v) the initiation of any examination pursuant to Section 8(e) under the 1933 Act relating to the Registration Statement or any new registration statement relating to the Notes or the Company becoming subject to a proceeding under Section 8A under the 1933 Act in connection with the Notes.

(l)                                     The Company shall not be required to comply with the provisions of subsections (a), (b) or (j) of this Section or the provisions of Section VII(b), (c) and (d) during any period from the time (i) the Agents have suspended solicitation of purchases of the Notes pursuant to a direction from the Company and (ii) the Agents shall not then hold any Notes as principal purchased from the Purchasing Agent, to the time the Company shall determine that solicitation of purchases of the Notes should be resumed or shall subsequently agree for the Purchasing Agent to purchase Notes as principal.

(m)                             Unless otherwise agreed upon between the Purchasing Agent acting as principal and the Company, between the date of the agreement by the Purchasing Agent to purchase Notes from the Company and the related settlement thereof (the “Settlement Date”), the Company will not, without the prior written consent of the Purchasing Agent, issue, sell, offer or contract to sell, grant any option for the sale of, or otherwise dispose of, any of its debt securities or guarantees similar to Notes (other than the Notes that are to be sold pursuant to such agreement or commercial paper in the ordinary course of business or, for the avoidance of doubt, any debt securities having an aggregate principal amount of $100,000,000 or more sold pursuant to an underwritten offering or having an aggregate principal amount of $50,000,000 or more sold solely to institutional investors, any variable-denomination floating rate demand notes or any notes delivered in connection with the issuance of tax-exempt debt securities).

(n)                                 The Company will use the net proceeds received by it from the sale of the Notes in the manner specified in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(o)                                 The Company shall use its best efforts in cooperation with the Purchasing Agent and the Agents to permit the Notes to be eligible for clearance and settlement through The Depository Trust Company.

(p)                                 The Company will notify the Purchasing Agent as soon as practicable, and confirm such notice in writing, of any change in the rating assigned by any nationally recognized statistical rating organization, as such term is defined in Section 3(a)(62) of the 1934 Act, to the program under which the Notes are issued or any debt securities (including the Notes) of the

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Company, or the public announcement by any nationally recognized statistical rating organization that it has under surveillance or review, with possible negative implications, its rating of the program or any such debt securities, or the withdrawal by any nationally recognized statistical rating organization of its rating of the program or any such debt securities.  The Purchasing Agent will, in turn, notify promptly the other Agents of any such change.

(q)                                 The Company will not issue any Notes if such issuance would not comply with Condition 7.6 of the order of the North Carolina Utilities Commission (“NCUC”) dated June 29, 2012, in Docket No. E-7, sub 986.

IV.

SOLICITATION OF OFFERS

(a)                                 The Agents agree to use their reasonable best efforts to solicit offers to purchase and receive offers to purchase a particular tranche of Notes upon the terms and conditions set forth herein and in the Time of Sale Prospectus and the Prospectus and upon the terms communicated to the Agents from time to time by the Purchasing Agent.  For the purpose of such solicitations, the Agents will use the Time of Sale Prospectus relating to a particular tranche of Notes, and the Agents will solicit offers to purchase only as permitted or contemplated thereby and herein and will solicit offers to purchase the Notes only as permitted by the 1933 Act and the applicable securities laws or regulations of any jurisdiction. An Agent’s commitment to purchase Notes from the Purchasing Agent as principal shall be deemed to have been made on the basis of the representations, warranties and agreements of the Company herein contained and shall be subject to the terms and conditions herein set forth.  Unless the context otherwise requires, references herein to “this Agreement” shall include each applicable Terms Agreement.  The Company reserves the right, in its sole discretion, to suspend solicitations of offers to purchase the Notes at any time for any period of time or permanently.  Upon receipt of instructions (which may be given orally and confirmed in writing) from the Company to the Purchasing Agent and the Agents, the Agents will suspend promptly solicitation of offers to purchase until such time as the Company has advised the Purchasing Agent and the Agents that such solicitation may be resumed.  Notwithstanding the foregoing, neither the Purchasing Agent nor any Agent shall be obligated to resume solicitations of offers to purchase Notes unless the Company has complied with the provisions of Sections III(a), III(b) and VII in full.

(b)                                 Unless otherwise instructed by the Company, the Agents are authorized to solicit offers to purchase the Notes only in denominations of $1,000 or more (in integral multiples of $1,000).  The Agents are not authorized to appoint subagents or to engage the services of any other broker or dealer in connection with the offer or sale of the Notes without the consent of the Company and the Purchasing Agent.  The Purchasing Agent and each Agent shall have the right, in its discretion reasonably exercised, to reject any offer to purchase Notes, as a whole or in part, and any such rejection shall not be deemed a breach of its agreements contained herein. Unless otherwise instructed by the Company, the Purchasing Agent shall communicate to the Company, orally or in writing, each offer to purchase Notes, other than offers to purchase that had been rejected by the Purchasing Agent or any Agent.  The Company shall have the sole right to accept offers to purchase Notes and may reject any proposed offers to purchase Notes as a whole or in part.  The Company agrees to pay, without duplication, the Purchasing Agent, as consideration

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for soliciting offers to purchase Notes pursuant to a Terms Agreement, a concession in the form of a discount equal to the percentages of the aggregate principal amount of each Note actually sold as set forth in Exhibit C hereto; provided, however, that the Company and the Purchasing Agent may agree instead to a discount greater than or less than the percentages set forth in Exhibit C hereto.  The actual aggregate discount with respect to each sale of Notes will be set forth in the related Pricing Supplement.  The Purchasing Agent and the Agents or Selected Dealers will share the above-mentioned concession in such proportions as they may agree.  Unless otherwise authorized by the Company, all Notes shall be sold to the public initially at a purchase price not to exceed 100% of the principal amount thereof, plus accrued interest, if any.  Such purchase price shall be set forth in the confirmation statement of the Agent or Selected Dealer responsible for such sale that is delivered to each purchaser of the related Notes.

(c)                                  Procedural details relating to the issue and delivery of, and the solicitation of purchases and payment for, the Notes are set forth in the Administrative Procedures attached hereto as Exhibit D, as amended from time to time (the “Procedures”).  Unless otherwise provided in the applicable Terms Agreement, the provisions of the Procedures shall apply to all transactions contemplated hereunder.  The Purchasing Agent, the Agents and the Company each agree to perform the respective duties and obligations specifically provided to be performed by each in the Procedures.  The Procedures may only be amended by written agreement of the Company and the Purchasing Agent.

(d)                                 Each of the Company, the Purchasing Agent and the Agents acknowledge and agree, and each Selected Dealer will be required to acknowledge and agree, that the Notes are being offered for sale in the United States only.

V.

TERMS AGREEMENT

Each sale of Notes shall be made in accordance with the terms of this Agreement and a separate agreement in substantially the form attached as Exhibit E (each, a “Terms Agreement”), to be entered into by the Company and the Purchasing Agent, which will provide for the sale of such Notes by the Company to, and the purchase and reoffering thereof by, the Purchasing Agent as principal.  A Terms Agreement may also specify certain provisions relating to the reoffering of such Notes by the Purchasing Agent.  Each Terms Agreement shall describe the Notes to be purchased pursuant thereto by the Purchasing Agent as principal, and may specify, among other things, the principal amount of Notes to be purchased, the annual interest rate (or, coupon) or interest rate index or formula (and whether such interest rate shall be fixed or floating (or, coupon type)), the interest payment frequency (or, coupon payments), the maturity date, whether the Notes provide for a Survivor’s Option (as such term is defined in the Time of Sale Prospectus), whether the Notes are redeemable or otherwise repayable and, if so, on what terms and conditions, the net proceeds to the Company, the initial public offering price (or, issue price), at which the Notes are proposed to be reoffered, the Settlement Date and any other relevant terms.  In connection with the resale of the Notes purchased, without the consent of the Purchasing Agent, no Agent may reallow any portion of the discount paid to it.

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VI.

REPRESENTATIONS AND WARRANTIES

(a)                                 The Company represents and warrants to the Purchasing Agent and the Agents as of the date hereof, as of the time of each acceptance (the “Time of Acceptance”) by the Company of an offer to purchase Notes (including each applicable Terms Agreement), as of the Settlement Date, and as of each date the Registration Statement or the Prospectus is amended or supplemented, as follows:

(1)                                 (A)  (i)(a) At the time of the filing of the Registration Statement, (b) at the time of the most recent amendment thereto for purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus) and (c) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Notes in reliance on the exemption under Rule 163, the Company was a “well-known seasoned issuer” as defined in Rule 405; and (ii) at the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Notes, the Company was not an “ineligible issuer” as defined in Rule 405.  The Registration Statement is an “automatic shelf registration statement” as defined in Rule 405, that initially became effective within three years of the date hereof.  If immediately prior to the third anniversary of the original effective date of the Registration Statement (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Notes remain unsold by the Purchasing Agent or the Agents, the Company will, at its option prior to the Renewal Deadline, file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Notes, in a form reasonably satisfactory to counsel to the Agents.  If the Company is no longer eligible to file an automatic shelf registration statement, the Company will, prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Notes, in a form reasonably satisfactory to counsel to the Agents, and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline.  The Company will take all other action necessary or appropriate to permit the public offering and sale of the Notes to continue as contemplated in the expired registration statement relating to the Notes.  References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.

(B)  The Company has not received from the SEC any notice pursuant to Rule 401(g)(2) objecting to the use of the automatic shelf registration statement form.  If at any time when Notes remain unsold by the Purchasing Agent or the Agents, the Company receives from the SEC a notice pursuant to Rule 401(g)(2) or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (i) promptly notify the Agents, (ii) at its option promptly file a new registration statement or post-effective amendment on the proper form relating to the Notes, in a form reasonably satisfactory to the Agents, (iii) use its best efforts to cause such registration statement or

11

post-effective amendment to be declared effective as soon as practicable, (iv) promptly notify the Agents of such effectiveness, and (v) take all other action necessary or appropriate to permit the public offering and sale of the Notes to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible.  References herein to the Registration Statement shall include such new registration statement or post-effective amendment, as the case may be.  The Company agrees to pay the required SEC filing fees relating to the Notes within the time required by Rule 456(b)(1) without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r).

(2)                                       (A) The Registration Statement conforms, any amendment or supplement to the Registration Statement will conform, and in connection with a particular offering and sale of Notes, the related Issuer  Free Writing Prospectus,  the Time of Sale Prospectus and the Prospectus, will conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations, (B) the Registration Statement, as of the original effective date and as of the date of any subsequent amendment thereto, did not contain, and will not contain, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (C) in connection with a particular offering and sale of Notes, the related Time of Sale Prospectus and any Issuer Free Writing Prospectus delivered to the Purchasing Agent and the Agents, as of the relevant Time of Acceptance, the related Prospectus and any amendments or supplements thereto, as of their dates, and the related Prospectus, as of the relevant Settlement Date, will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  However, the Company makes no representation or warranty to the Purchasing Agent and the Agents with respect to any statements or omissions made in reliance upon and in conformity with written information furnished to the Company by the Purchasing Agent or any Agent through the Purchasing Agent specifically for use in the Registration Statement, any Issuer Free Writing Prospectus, the Time of Sale Prospectus or the Prospectus.

(3)                     Any Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the distribution, offering and sale of the particular Notes to which it relates or until any earlier date that the Company notifies the Purchasing Agent and the Agents as described in Section III(f), will not include any information that  conflicts with the information contained in the Registration Statement, any Time of Sale Prospectus or the Prospectus.  In connection with each Issuer Free Writing Prospectus, the Company will have complied with the requirements of Rule 163, Rule 164 and Rule 433 of the 1933 Act Regulations with respect to such Issuer Free Writing Prospectus.

(4)                     The Company is, and was at the time of the initial filing of the Registration Statement, eligible to use Form S-3ASR under the 1933 Act.

(5)                     The documents and interactive data in eXtensible Business Reporting Language (“XBRL”) incorporated by reference in the Registration Statement, the Time of

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Sale Prospectus and the Prospectus, at the time they were filed or hereafter are filed with the SEC, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC thereunder (the “1934 Act Regulations”).

(6)                     The compliance by the Company with all of the provisions of this Agreement and any Terms Agreement has been duly authorized by all necessary corporate action, and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Principal Subsidiaries (as hereinafter defined) is a party or by which any of them or their respective property is bound or to which any of their properties or assets is subject that would have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, nor will such action result in any violation of the provisions of the amended and restated Certificate of Incorporation (the “Certificate of Incorporation”), the amended and restated By-Laws (the “By-Laws”) of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its Principal Subsidiaries or any of their respective properties that would have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except for the approval of the NCUC, registration under the 1933 Act of the Notes, qualification under the 1939 Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Purchasing Agent and the Agents.

(7)                     This Agreement has been, and each Terms Agreement will be, duly authorized, executed and delivered by the Company.

(8)                     As of the date of this Agreement, each of Duke Energy Carolinas, LLC, a North Carolina limited liability company, Duke Energy Indiana, Inc., an Indiana corporation, Duke Energy Ohio, Inc., an Ohio corporation, Progress Energy, Inc., a North Carolina corporation,  Carolina Power & Light Company (d/b/a Progress Energy Carolinas, Inc.), a North Carolina corporation and Florida Power Corporation (d/b/a Progress Energy Florida, Inc.), a Florida corporation, is a “significant subsidiary” of the Company within the meaning of Rule 405 of the 1933 Act Regulations (herein collectively referred to as the “Principal Subsidiaries”; provided, however, that any of the above listed entities shall cease to be a “Principal Subsidiary” hereunder during any period in which it is not a “significant subsidiary” of the Company within the meaning of Rule 405 of the 1933 Act Regulations).

(9)                     As of the date of this Agreement, the ratings assigned to any debt securities or preferred stock of the Company by Moody’s Investor Service, Inc., Standard & Poor’s Rating Services or Fitch Ratings Ltd., or any successor thereto that is a nationally

13

recognized statistical rating organization (as such term is defined in Section 3(a)(62) of the 1934 Act), shall not have been lowered since the last public announcement relating to such ratings preceding the date of this Agreement.

(10)              The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the 1939 Act and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity  (regardless of whether enforceability is considered in a proceeding in equity or at law).

(11)              The Notes have been duly authorized by the Company for issuance and sale pursuant to this Agreement and any Terms Agreement.  At the applicable Settlement Date, the  Notes will have been duly executed by the Company and, when authenticated by the Trustee, in the manner provided in the Indenture and delivered against payment therefor, will constitute valid and legally binding obligations of  the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and will be entitled to the benefits afforded by the Indenture in accordance with the terms of the Indenture and the Notes.

(12)              Any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed or incorporated by reference as an exhibit to the Registration Statement or the Company’s most recent Annual Report on Form 10-K, except to the extent that such agreement is no longer in effect or to the extent that neither the Company nor any subsidiary of the Company is currently a party to such agreement, are all indentures, mortgages, deeds of trust, loan agreements or other agreements or instruments that are material to the Company.

(13)              The Company is not required to be qualified as a foreign corporation to transact business in Florida, Indiana, North Carolina, Ohio and South Carolina.

(14)              Any pro forma financial statements of the Company and its subsidiaries and the related notes thereto incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus have been prepared in accordance with the SEC’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein.

VII.

DELIVERY OF CERTIFICATES, OPINIONS AND COMFORT LETTERS

The Company covenants and agrees with the Purchasing Agent and the Agents that:

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(a)                                 Each acceptance by the Company of an offer for the purchase of Notes and the completion of each sale of Notes shall be deemed to be an affirmation that the representations and warranties of the Company contained herein or in any certificate theretofore delivered pursuant hereto are true and correct at the related Time of Acceptance and Settlement Date, as the case may be, as though made at and as of each such time (it being understood that such representations and warranties shall relate to the Registration Statement, the Time of Sale Prospectus and Prospectus as amended and supplemented to the Time of Acceptance).

(b)                                 Except as otherwise provided in Section III(l), each time that:

(1)                                 the applicable Terms Agreement so specifies;

(2)                                 the Company files an Annual Report on Form 10-K or a Quarterly Report on Form 10-Q with the SEC;

(3)                                 the Company files a Current Report on Form 8-K that contains  financial statements or pro forma financial statements required under Item 2.01 or Item 4.02 or files financial statements or pro forma financial information under Item 9.01 of Form 8-K with the SEC; or

(4)                                 if requested by the Purchasing Agent or the Agents after the Registration Statement, the Time of Sale Prospectus or the Prospectus has otherwise been, or is to be, amended or supplemented (other than by an amendment or supplement providing solely for interest rates, maturity dates or other terms of Notes or similar changes or which relates to an offering of securities other than the Notes);

the Company shall furnish or cause to be furnished forthwith to the Purchasing Agent and the Agents a certificate, dated the date so specified in such Terms Agreement, the date of filing with the SEC of such document or the date of the issuance of such other amendment or supplement, as the case may be, in form satisfactory to the Purchasing Agent and the Agents, to the effect that the statements contained in the certificate referred to in Section II(b) hereof which was last furnished to the Purchasing Agent and the Agents are true and correct at the date specified in such Terms Agreement, the date of such filing or the date of such amendment or supplement, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement, the Time of Sale Prospectus and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate substantially similar to the certificate referred to in Section II(b) hereof, modified as necessary to relate to the Registration Statement, the Time of Sale Prospectus and the Prospectus as amended and supplemented to the time of delivery of such certificate.

(c)                                  Except as otherwise provided in Section III(l), each time that:

(1)                                 the applicable Terms Agreement so specifies;

(2)                                 the Company files an Annual Report on Form 10-K or a Quarterly Report on Form 10-Q with the SEC;

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(3)                                 the Company files a Current Report on Form 8-K that contains  financial statements or pro forma financial statements required under Item 2.01 or Item 4.02 or files financial statements or pro forma financial information under Item 9.01 of Form 8-K with the SEC; or

(4)                                 if requested by the Purchasing Agent or the Agents after the Registration Statement, the Time of Sale Prospectus or the Prospectus has otherwise been, or is to be, amended or supplemented (other than by an amendment or supplement providing solely for interest rates, maturity dates or other terms of Notes or similar changes or which relates to an offering of securities other than the Notes);

the Company shall furnish or cause to be furnished forthwith to the Purchasing Agent and the Agents, the written opinions of counsel to the Company referred to in Section II(a)(1) and Section II(a)(2), or other counsel reasonably satisfactory to the Purchasing Agent and the Agents, dated the date so specified in such Terms Agreement, the date of filing with the SEC of such document or the date of such amendment or supplement, as the case may be, in form and scope reasonably satisfactory to the Purchasing Agent and the Agents, of the same tenor as the opinions referred to in Section II(a)(1) and Section II(a)(2) but modified, as necessary, to relate to the Registration Statement, the Time of Sale Prospectus and the Prospectus as amended and supplemented to the time of delivery of such opinions or, in lieu of such opinions, counsel last furnishing the opinion referred to in Section II(a)(1) and/or Section II(a)(2) to the Purchasing Agent and the Agents shall furnish the Purchasing Agent and the Agents with a letter substantially to the effect that the Purchasing Agent and the Agents may rely on such last opinions to the same extent as though they were dated the date of such letter authorizing reliance (except that statements in such later opinion shall be deemed to relate to the Registration Statement, the Time of Sale Prospectus and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

(d)                                 Except as otherwise provided in Section III(l), each time that:

(1)                                 the Company accepts a Terms Agreement requiring such updating provisions;

(2)                                 the Company files an Annual Report on Form 10-K or a Quarterly Report on Form 10-Q with the SEC;

(3)                                 the Company files a Current Report on Form 8-K that contains  financial statements or pro forma financial statements required under Item 2.01 or Item 4.02 or files financial statements or pro forma financial information under Item 9.01 of Form 8-K with the SEC; or

(4)                                 if requested by the Purchasing Agent or the Agents and the Registration Statement, the Time of Sale Prospectus or the Prospectus has otherwise been, or is to be, amended or supplemented to include financial information or financial statements;

the Company shall cause their independent public accountants and, as necessary, the public accountants for any entity acquired or to be acquired, to furnish forthwith to the Purchasing Agent and such Agents a comfort letter, dated the date so specified in such Terms Agreement, the

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date of filing with the SEC of such document or the date of such amendment or supplement, as the case may be, in form satisfactory to the Purchasing Agent and the Agents and substantially in the form of the letter referred to in Section II(c) hereof, modified as necessary to relate to the Registration Statement, the Disclosure Package and the Prospectus as amended and supplemented to the date of such letter.

VIII.

INDEMNIFICATION

(a)                     The Company agrees to indemnify and hold harmless the Purchasing Agent and each Agent and their respective officers and directors and each person, if any, who controls the Purchasing Agent or any Agent (collectively, “Agent Indemnified Parties”), within the meaning of Section 15 of the 1933 Act, as follows:

(1)                                 against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) including the Rule 430B Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Time of Sale Prospectus, the Prospectus (or any amendment or supplement thereto), any Permitted Free Writing Prospectus or any Issuer Free Writing Prospectus, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Purchasing Agent or any Agent through the Purchasing Agent expressly for use in the Registration Statement (or any amendment thereto), the Time of Sale Prospectus, the Prospectus  (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus or  Permitted Free Writing Prospectus, such information being limited to the following: the third and fourth sentences in the fifth paragraph and the second sentence in the sixth paragraph, under the section captioned “Plan of Distribution” in the Prospectus Supplement dated November 13, 2012 and any additional information specified in a Terms Agreement relating to a particular issuance of Notes;

(2)                                 against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

(3)                                 against any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such

17

alleged untrue statement or omission, to the extent that any such expense is not paid under (1) or (2) of this Section VIII(a).

In no case shall the Company be liable under this indemnity agreement with respect to any claim made against any Agent Indemnified Party unless the Company shall be notified in writing of the nature of the claim within a reasonable time after the assertion thereof, but failure so to notify the Company shall not relieve it from any liability which it may have otherwise than under subsections VIII(a) and VIII(b). The Company shall be entitled to participate at its own expense in the defense, or, if it so elects, within a reasonable time after receipt of such notice, to assume the defense of any suit brought to enforce any such claim, but if it so elects to assume the defense, such defense shall be conducted by counsel chosen by it and approved by the Purchasing Agent and the Agents who are party to such suit, or defendant or defendants in any suit so brought, which approval shall not be unreasonably withheld.  In any such suit, the Agent Indemnified Parties shall have the right to employ their own counsel, but the fees and expenses of such counsel shall be at the expense of the Agent Indemnified Parties unless (i) the Company and such Agent Indemnified Parties shall have mutually agreed to the employment of such counsel, or (ii) the named parties to any such action (including any impleaded parties) include both such Agent Indemnified Parties and the Company and such Agent Indemnified Parties shall have been advised by such counsel that a conflict of interest between the Company and such Agent Indemnified Parties may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and also the indemnified party (it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such Agent Indemnified Parties, which firm shall be designated in writing by the Purchasing Agent and the Agents).  The Company agrees to notify the Purchasing Agent and the Agents within a reasonable time of the assertion of any claim against it, any of its officers or directors or any person who controls the Company within the meaning of Section 15 of the 1933 Act, in connection with the sale of the Notes.

(b)                                 The Purchasing Agent and the Agents severally agree to indemnify and hold harmless the Company, its directors and each of the officers of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act to the same extent as the indemnity contained in subsection (a) of this Section, but only with respect to statements or omissions made in the Registration Statement (or any amendment thereto) the Time of Sale Prospectus, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Permitted Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by the Purchasing Agent or any Agent through the Purchasing Agent expressly for use in the Registration Statement (or any amendment thereto), the Time of Sale Prospectus, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Permitted Free Writing Prospectus, such information being limited to the following: the third and fourth sentences in the fifth paragraph and the second sentence in the sixth paragraph, under the section captioned “Plan of Distribution” in the Prospectus Supplement dated November 13, 2012 and any additional information specified in a Terms Agreement relating to a particular issuance of Notes.  In case any action shall be brought against the Company or any person so indemnified based on the Registration Statement (or any amendment thereto), the Time of Sale Prospectus,

18

the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Permitted Free Writing Prospectus and in respect of which indemnity may be sought against the Purchasing Agent or any Agent, the Purchasing Agent or such Agent shall have the rights and duties given to the Company, and the Company and each person so indemnified shall have the rights and duties given to the Purchasing Agent and the Agents, by the provisions of subsection (a) of this Section.

(c)                                  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)                                 If the indemnification provided for in this Section VIII is unavailable to or insufficient to hold harmless an indemnified party in respect of any and all loss, liability, claim, damage and expense whatsoever (or actions in respect thereof) that would otherwise have been indemnified under the terms of such indemnity, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchasing Agent and the Agents on the other from the offering of the relevant Notes.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Purchasing Agent and the Agents on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchasing Agent and the Agents on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of such Notes (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Purchasing Agent and the applicable Agents in connection with the offering of such Notes. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Purchasing Agent and any of the Agents on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchasing Agent and the Agents agree that it would not be just and equitable if contributions pursuant to this Section were determined by pro rata allocation (even if the Purchasing Agent and the Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or

19

claim.  Notwithstanding the provisions of this Section, neither the Purchasing Agent nor any Agent shall be required to contribute any amount in excess of the amount by which the total price at which such Notes purchased by it and distributed to the public were offered to the public exceeds the amount of any damages which the Purchasing Agent or such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasing Agent’s and the Agents’ obligations to contribute are several in proportion to their respective underwriting obligations as set forth in the applicable Terms Agreement and not joint.

IX.

SUSPENSION AND TERMINATION

The Company may elect to suspend or terminate the offering of Notes under this Agreement at any time; the Company also (as to the Purchasing Agent or any one or more of the Agents) or any Agent (as to itself) may terminate the appointment and arrangements described in this Agreement.  Upon receipt of instructions from the Company, the Purchasing Agent shall suspend or terminate the participation of any Selected Dealer under the Master Selected Dealer Agreement attached hereto as Schedule A to Exhibit D.  Such actions may be taken, in the case of the Company, by giving prompt written notice of suspension to the Purchasing Agent and all of the Agents and by giving not less than five (5) days’ written notice of termination to the affected party and the other parties to this Agreement or, in the case of the Purchasing Agent or an Agent, by giving not less than five (5) days’ written notice of termination to the Company. The Company shall promptly notify the other parties in writing of any such termination.

The Purchasing Agent may, and upon the request of an Agent with respect to any Notes being purchased by such Agent shall, terminate any Terms Agreement relating to a particular sale of Notes immediately upon notice to the Company at any time at or prior to the Settlement Date relating thereto, if, (i) there is a suspension or material limitation in trading of the securities of the Company on the New York Stock Exchange, (ii) a general moratorium on commercial banking activities in New York is declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States occurs, or (iii) any outbreak of hostilities or escalation thereof or other calamity or crisis involving the United States or the declaration by the United States of a national emergency or war occurs, if the effect of such event or events specified in clauses (i) through (iii) makes it, in the judgment of the Purchasing Agent or such Agent or Agents, impracticable or inadvisable to market the Notes or enforce contracts for the sale of the Notes on the terms and in the manner contemplated by the Time of Sale Prospectus and the Prospectus.

Any Terms Agreement shall be subject to termination in the absolute discretion of the Purchasing Agent or other Agent on the terms set forth herein or incorporated by reference therein.  The termination of this Agreement shall not require termination of any agreement by the Purchasing Agent to purchase Notes as principal, and the termination of any such agreement shall not require termination of this Agreement.

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If this Agreement is terminated, Section III(g), Section VIII, Section XI, Section XII and Section XIII hereof shall survive and shall remain in effect; provided that if at the time of termination of this Agreement an offer to purchase Notes has been accepted by the Company but the time of delivery to the Purchasing Agent of such Notes has not occurred, the provisions of all of Section III, Section IV(b), (c) and (d) and Section V hereof and the Terms Agreement with respect to such Notes shall also survive until time of delivery.

In the event that this Agreement is terminated and a proposed offering of Notes is not completed according to the terms of this Agreement and an executed Terms Agreement, the Purchasing Agent and the applicable Agents will be reimbursed by the Company only for out-of-pocket accountable expenses actually incurred to the extent a written request therefor is submitted to the Company, accompanied by invoices or other documents setting forth in reasonable detail the amount of such expenses.

X.

NOTICES

Except as otherwise specifically provided herein, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to the Purchasing Agent or an Agent shall be sufficient in all respects if delivered in person or sent by telex, telecopier transmission or email (confirmed in writing), or registered mail to the Purchasing Agent or such Agent at its address, telex or telecopier number or email address set forth on Annex A hereto and if to the Company shall be sufficient in all respects if delivered or sent by telex, telecopier transmission or email (confirmed in writing) or registered mail to the Company at the address specified below.  All such notices shall be effective on receipt.

If to the Company:

Duke Energy Corporation

550 South Tryon Street

Charlotte, NC 28202-4200

Telecopier:  704-382-1124

Email:  Bryan.Buckler@duke-energy.com

Attention:  W. Bryan Buckler

with copies to:

Duke Energy Corporation

550 South Tryon Street

Charlotte, NC 28202-4200

Telecopier:  980-379-9905

Email:  Bob.Lucas@duke-energy.com

Attention:  Robert T. Lucas, III

and

Robinson Bradshaw & Hinson, P.A.

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101 North Tryon Street, Suite 1900

Charlotte, NC 28246

Telecopier:  704-373-3955

Email:  slynch@rbh.com

Attention:  Stephen M. Lynch

or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section.

XI.

SUCCESSORS

This Agreement shall inure to the benefit of and be binding upon the Company, the Purchasing Agent, the Agents and their respective successors.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons, officers and directors referred to in Section VIII and their respective successors, heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and said controlling persons, officers and directors and their respective successors, heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes other than the Purchasing Agent and the Agents shall be deemed to be a successor or assign by reason merely of such purchase.

XII.

GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed in said state.

XIII.

EXPENSES

The Company will pay, without duplication, the following expenses incident to the performance of its obligations under this Agreement:  (i) the preparation and filing of the Registration Statement as originally filed and any amendments or supplements thereto and any Issuer Free Writing Prospectuses and Permitted Free Writing Prospectuses and delivery of copies thereof to the Purchasing Agent and the Agents; (ii) the preparation, issuance and delivery of the Notes; (iii) the preparation, printing and delivery to the Purchasing Agent and the Agents in quantities as hereinabove stated of copies of the Time of Sale Prospectus, the Pricing Supplement referenced in Section III(e) and the Prospectus and any amendments or supplements thereto; (iv) the printing of this Agreement and any Blue Sky Survey; (v) if the Company lists

22

Notes on a securities exchange or market, the costs and fees of such listing, as well as the costs and fees of The Depository Trust Company; (vi) the cost of providing CUSIP or other identification numbers for the Notes; (vii) the fees and disbursements of counsel for the Purchasing Agent and the Agents in connection with the qualification of the Notes under the securities laws of any jurisdiction in accordance with the provisions of Section III(i) and in connection with the preparation of the Blue Sky Survey, such fees not to exceed $5,000; (viii) any filing fee required by the Financial Industry Regulatory Authority; (ix) the reasonable fees and disbursements of Sidley Austin LLP, counsel for the Purchasing Agent and the Agents, in connection with the establishment of the program relating to the Notes; and (x) any fees charged by nationally recognized statistical rating organizations for the rating of the Notes.

XIV.

NO FIDUCIARY RELATIONSHIP

The Company acknowledges and agrees that:  (i) the purchase and sale of the Notes pursuant to this Agreement or any Terms Agreement, including the determination of any initial public offering price of the Notes and any related discounts and commissions, is an arms’-length commercial transaction between the Company, on the one hand, and the Purchasing Agent and the Agents, on the other hand; (ii) in connection with each offering contemplated hereby and the process leading to such transaction, each of the Purchasing Agent and each Agent is and has been acting solely as a principal and is not the financial advisor or fiduciary of the Company, or any of its affiliates, stockholders, creditors or employees; (iii) neither the Purchasing Agent nor any Agent has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether the Purchasing Agent or any such Agent has advised or is currently advising the Company on other matters) and neither the Purchasing Agent nor any Agent has any obligation to the Company with respect to any offering and sale of Notes except the obligations expressly set forth in this Agreement or any Terms Agreement; (iv) the Purchasing Agent and the Agents and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Purchasing Agent; and (v) the Purchasing Agent and the Agents have not provided any legal, accounting, regulatory or tax advice with respect to any offering and sale of Notes and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

*     *    *

XV.

COUNTERPARTS; SIGNATURES

This Agreement may be executed by each of the parties hereto in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such

23

counterparts shall together constitute but one and the same instrument. Facsimile signatures shall be deemed original signatures.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

24

If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, and upon acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between the Company and you.

Very truly yours,

DUKE ENERGY CORPORATION

By:	/s/ W. Bryan Buckler
Name: W. Bryan Buckler
Title: Assistant Treasurer

25

Confirmed and accepted
as of the date first above written:

INCAPITAL LLC		MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By:	/s/ Brian Walker	By:	/s/ Jeffrey Kulik
	Name: Brian Walker		Name: Jeffrey Kulik
	Title: Managing Director		Title: Managing Director

CITIGROUP GLOBAL MARKETS INC.		EDWARD D. JONES & CO., L.P.

By:	/s/ Jack O. McSpadden	By:	/s/ Brian Buckley
	Name: Jack O. McSpadden		Name: Brian Buckley
	Title: Managing Director		Title: General Partner, Trading

MORGAN STANLEY & CO. LLC		RBC CAPITAL MARKETS, LLC

By:	/s/ Michael Borut	By:	/s/ Rob Foerster
	Name: Michael Borut		Name: Rob Foerster
	Title: Executive Director		Title: Managing Director

UBS SECURITIES LLC		WELLS FARGO ADVISORS, LLC

By:	/s/ Don Oliver
	Name: Don Oliver	By:	/s/ Kristen Maher
	Title: Executive Director		Name: Kristen Maher
Title:SVP

By:	/s/ Thomas P. Davis
Name: Thomas P. Davis
Title: Executive Director

26

ANNEX A

AGENT CONTACT INFORMATION

Incapital LLC 200 South Wacker Drive, Suite 3700 Chicago, IL 60606 Attention: Brian Walker Telephone: (312) 379-3750 Telecopier: (312) 379-3701 Email: brian@incapital.com	Merrill Lynch, Pierce, Fenner & Smith Incorporated 50 Rockefeller Plaza NY1-050-12-02 New York, New York 10020 Attention: High Grade Transaction Management/Legal Telecopier: (646) 855-5958

Citigroup Global Markets Inc. 388 Greenwich Street New York, NY 10013 Attention: Transaction Execution Group Telephone: (212) 816-1135 Telecopier: (646) 291-5209	Edward D. Jones & Co., L.P. 12555 Manchester Road Des Peres, MO 63131 Attention: Rhonda Liesenfeld Telephone: (314) 515-9827 Telecopier: (314) 515-3079

Morgan Stanley & Co. LLC 1585 Broadway, 29th Floor New York, NY 10036 Attention: Investment Banking Division Telephone: (212) 761-6691 Facsimile: (212) 507-8999	RBC Capital Markets, LLC 200 Vessey Street New York, NY 10281 Attention: Paul Rich Telephone: (212) 618-3240

UBS Securities LLC 800 Harbor Boulevard Weehawken, NJ 07086 Attention: Corporate Bond Trading Fax: (201) 352-4452	Wells Fargo Advisors, LLC One North Jefferson Avenue, 7th Floor St. Louis, MO 63103 Attention: Corporate Bond Trading Attention: Julie Perniciaro Telephone: 314-875-5000 Telecopier: 314-875-8853

EXHIBIT A

[FORM OF OPINION OF ROBINSON, BRADSHAW & HINSON, P.A.]

(1)                                 The Selling Agent Agreement has been duly authorized, executed and delivered by the Company.

(2)                                 The execution and delivery by the Company of the Selling Agent Agreement does not, and the consummation by the Company of the transactions contemplated thereby and in any Terms Agreement, including the issuance and sale of the Notes, would not, in each case as of the date of such opinion, (i) conflict with the Company’s Certificate of Incorporation or By-Laws, (ii) constitute a violation of, or a breach of or default under, the terms of any of the contracts set forth on Schedule I to this Exhibit A or (iii) violate or conflict with, or result in any contravention of, any Applicable Law.  “Applicable Law” means the General Corporation Law of the State of Delaware and those laws, rules and regulations of the State of New York and those federal laws, rules or regulations of the United States of America, in each case as in effect on the date of such opinion and that, in such counsel’s experience, are normally applicable to transactions of the type contemplated by the Selling Agent Agreement, any Terms Agreement and the Indenture (other than the antifraud provisions of the United States federal securities laws, state securities or blue sky laws, antifraud laws and the rules and regulations of the Financial Industry Regulatory Authority), but without having made any investigation as to the applicability of any specific law, rule or regulation.

(3)                                 (a) No Governmental Approval of a federal court, a North Carolina court or a Delaware court acting pursuant to General Corporation Law of the State of Delaware, which has not been obtained or taken and is not in full force and effect, (i) is required as of the date of such opinion in connection with the execution and delivery of the Selling Agent Agreement by the Company or (ii) would be required as of the date of such opinion for the execution and delivery of any Terms Agreement by the Company or the consummation by the Company of the transactions contemplated in the Selling Agent Agreement and any Terms Agreement, and (b) no other Governmental Approval, which has not been obtained or taken and is not in full force and effect, (i) is required as of the date of such opinion in connection with the execution and delivery of the Selling Agent Agreement or (ii) would be required as of the date of such opinion for the execution and delivery of any Terms Agreement by the Company or the consummation by the Company of the transactions contemplated in the Selling Agent Agreement and any Terms Agreement.  “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, qualification or registration with, any Governmental Authority required to be made or obtained by the Company as of the date of such opinion pursuant to Applicable Laws, other than any consent, approval, license, authorization, validation, filing, qualification or registration that may have become applicable as a result of the involvement of any party (other than the Company) in the transactions contemplated by the Selling Agent Agreement, any Terms Agreement or the Indenture or because of such parties’ legal or regulatory status or because of any other facts specifically pertaining to such parties and “Governmental Authority” means any court, regulatory body, administrative agency or governmental body of the State of North Carolina, the State of Delaware or the United States of America having jurisdiction over the Company as of the date of such opinion under Applicable Law.

Exhibit A-1

(4)                                 The Company has been duly incorporated and is validly existing in good standing under the laws of the State of Delaware, and has the corporate power and corporate authority to execute and deliver the Selling Agent Agreement and any Terms Agreement and to consummate the transactions contemplated thereby.

(5)                                 The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee, is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

(6)                                 The Notes have been duly authorized by the Company for issuance and sale pursuant to the Selling Agent Agreement and any applicable Terms Agreement, and when the terms of any Notes have been established in accordance with the Indenture and the written consent of the Assistant Treasurer of the Company, dated as of November 13, 2012 (the “Authorizing Resolutions”) and such Notes in substantially the form attached to the Authorizing Resolutions have been completed, executed, issued, authenticated and delivered pursuant to the provisions of the Selling Agent Agreement, the Authorizing Resolutions, any applicable Terms Agreement, the Company Order of the Assistant Treasurer and Assistant Corporate Secretary of the Company, dated as of November 13, 2012 and the Indenture against payment therefor in accordance with the terms of the Selling Agent Agreement and any applicable Terms Agreement, such Notes will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture in accordance with the terms of the Indenture and will be enforceable against the Company in accordance with their terms.

(7)                                 The statements under the caption “Certain United States Federal Income Tax Consequences” in the Prospectus Supplement, insofar as such statements summarize legal matters or legal conclusions discussed therein, fairly present, in all material respects such legal matters or legal conclusions.

(8)                                 The statements (i) under the caption “Description of Debt Securities” in the Base Prospectus (other than under the caption “Book-Entry Debt Securities”) that are included in the Prospectus and (ii) under the caption “Description of the Notes” in the Prospectus Supplement, insofar as such statements purport to summarize certain provisions of the Indenture and the Notes, fairly summarize such provisions in all material respects.

(9)                                 The Company is not and, assuming the offering and sale of the Notes and the application of the proceeds thereof on the date of such opinion as described in the Prospectus, would not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

(10)                          The statements in the Prospectus under the caption “Plan of Distribution,” insofar as such statements purport to summarize certain provisions of the Selling Agent Agreement, fairly summarize such provisions in all material respects.

Exhibit A-2

Such counsel shall also state that:

(i)                                     no facts have come to its attention that have caused it to believe that the documents filed by the Company under the 1934 Act and the 1934 Act Regulations that are incorporated by reference in the Registration Statement or the Prospectus, when filed, were not, on their face, appropriately responsive in all material respects to the requirements of the 1934 Act and the 1934 Act Regulations (except that in each case such counsel need not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom, compliance with XBRL interactive data requirements or the Form T-1), (ii) the Registration Statement, as of the later of its effective date or the most recent filing by the Company of its Annual Report on Form 10-K after such effective date, and the Prospectus, as of the date of such opinion, appeared on their faces to be appropriately responsive in all material respects to the requirements under the 1933 Act and the 1933 Act Regulations (except that in each case such counsel need not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom, compliance with XBRL interactive data requirements or the Form T-1), and (iii) no facts have come to its attention that have caused it to believe that the Registration Statement, as of the later of its effective date or the most recent filing by the Company of its Annual Report on Form 10-K after such effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, not misleading, or that the Prospectus, as of the date of such opinion, contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case such counsel need not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom, including XBRL interactive data, or the statements contained in the exhibits to the Registration Statement, including the Form T-1).

In addition, such counsel shall confirm that the Prospectus has been filed with the SEC within the time period required by Rule 424 of the 1933 Act Regulations.  Such counsel shall further state that the Registration Statement became effective upon filing under the 1933 Act and, pursuant to Section 309 of the 1939 Act, the Indenture has been qualified under the 1939 Act, and that such counsel has been orally advised by the SEC that no stop order suspending the effectiveness of the Registration Statement has been issued and, to such counsel’s knowledge, no proceedings for that purpose have been instituted or are pending or threatened by the SEC.

Such counsel may state that its opinions in paragraphs (5) and (6) are subject to the effects of bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).  In addition, such counsel may state that they have relied as to certain factual matters on information obtained from public officials, officers and representatives of the Company and that the signatures on all documents examined by them are genuine, assumptions which such counsel have not independently verified.

Exhibit A-3

Schedule I to Form of Opinion of Robinson, Bradshaw & Hinson, P.A.

APPLICABLE CONTRACTS

1.                                      Fifteenth Supplemental Indenture, dated as of April 3, 2006, among the registrant, Duke Energy and JPMorgan Chase Bank, N.A. (as successor to Guaranty Trust Company of New York), as trustee (the “Trustee”), supplementing the Senior Indenture, dated as of September 1, 1998, between Duke Energy Carolinas, LLC (formerly Duke Energy Corporation) and the Trustee.

2.                                      Credit Agreement, dated as of November 18, 2011, among Duke Energy Corporation, Duke Energy Carolinas, LLC, Duke Energy Ohio, Inc., Duke Energy Indiana, Inc. and Duke Energy Kentucky, Inc., as Borrowers, the lenders listed therein, Wells Fargo Bank, National Association, as Administrative Agent, Bank of America, N.A. and The Royal Bank of Scotland plc, as Co Syndication Agents and Bank of China, New York Branch, Barclays Bank PLC, Citibank, N.A., Credit Suisse AG, Cayman Islands Branch, Industrial and Commercial Bank of China Limited, New York  Branch, JPMorgan Chase Bank, N.A. and UBS Securities LLC, as Co-Documentation Agents.

Exhibit A-S1

EXHIBIT B

[FORM OF OPINION OF ROBERT T. LUCAS III, ESQ.]

(1)                                 Each of the Principal Subsidiaries, other than Duke Energy Carolinas, LLC, has been duly incorporated and is validly existing in good standing under the laws of the jurisdiction of its incorporation has the respective corporate power and authority and foreign qualifications necessary to own its properties and to conduct its business as described in the Prospectus.  Duke Energy Carolinas, LLC has been duly organized and is validly existing and in good standing as a limited liability company under the laws of the State of North Carolina and has full limited liability company power and authority necessary to own its properties and to conduct its business as described in the Prospectus.

(2)                                 Each of the Company and the Principal Subsidiaries is duly qualified to do business in each jurisdiction in which the ownership or leasing of its property or the conduct of its business requires such qualification, except where the failure to so qualify, considering all such cases in the aggregate, does not have a material adverse effect on the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole.

(3)                                 The Registration Statement became effective upon filing with the SEC pursuant to Rule 462 of the 1933 Act Regulations, and, to the best of such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the 1933 Act.

(4)                                 The descriptions in the Registration Statement and the Prospectus of any legal or governmental proceedings are accurate and fairly present the information required to be shown, and such counsel does not know of any litigation or any legal or governmental proceeding instituted or threatened against the Company or any of its Principal Subsidiaries or any of their respective properties that would be required to be disclosed in the Registration Statement or the Prospectus and is not so disclosed.

(5)                                 The Selling Agent Agreement has been duly authorized, executed and delivered by the Company.

(6)                                 Assuming the consents and approvals described in opinion (9) have been obtained, the execution and delivery by the Company of the Selling Agent Agreement and the Indenture do not, and the execution and delivery of any applicable Terms Agreement and performance of the Selling Agent Agreement, the Indenture and any applicable Terms Agreement as they relate to the issue and sale of the Notes would not, in each case as of the date of such opinion, violate or contravene any of the provisions of the Certificate of Incorporation or By-Laws of the Company or any statute or any order, rule or regulation in effect on the date of such opinion of which such counsel is aware of any court or governmental agency or body having jurisdiction over the Company or any of its Principal Subsidiaries or any of their respective property, nor would such action conflict with or result in a breach or violation as of the date of such opinion of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument in effect on

Exhibit B-1

the date of such opinion and known to such counsel to which the Company or any of its Principal Subsidiaries is a party or by which any of them or their respective property is bound or to which any of its property or assets is subject, which affects in a material way the Company’s ability to perform its obligations under this Agreement, the Indenture and the Notes.

(7)                                 The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms.

(8)                                 The Notes have been duly authorized by the Company for issuance and sale pursuant to the Selling Agent Agreement and any applicable Terms Agreement. When the terms of any Notes have been established in accordance with the Indenture and the written consent of the Assistant Treasurer of the Company, dated as of November 13, 2012 (the “Authorizing Resolutions”) and such Notes in substantially the form attached to the Authorizing Resolutions have been completed, executed, issued, authenticated and delivered pursuant to the provisions of the Selling Agent Agreement, the Authorizing Resolutions, any applicable Terms Agreement, the Company Order of the Assistant Treasurer and Assistant Corporate Secretary of the Company, dated as of November 13, 2012 and the Indenture against payment therefor in accordance with the terms of the Selling Agent Agreement and any applicable Terms Agreement, such Notes will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, and will be entitled to the benefits afforded by the Indenture in accordance with the terms of the Indenture and the Notes.

(9)                                 No consent, approval, authorization, order, registration or qualification is required as of the date of such opinion to authorize, or for the Company to consummate, the transactions contemplated by the Selling Agent Agreement and any applicable Terms Agreement, except for such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Underwriters and except as required in Condition 7.6 of the order of the North Carolina Utilities Commission dated June 29, 2012, in Docket No. E-7, sub 986, which consent has been obtained for the issuance of up to $           of Notes on or prior to December 31, [insert year in which opinion is given] (which amount shall be reduced by any senior notes issued by the Company after the date of such opinion).

Such counsel shall also state that:

Nothing has come to such counsel’s attention that has caused him to believe that each document incorporated by reference in the Registration Statement and the Prospectus, when filed, was not, on its face, appropriately responsive, in all material respects, to the requirements of the 1934 Act and the 1934 Act Regulations.  Nothing has come to such counsel’s attention that has caused him to believe that (i) the Registration Statement, as of the later of its effective date or the most recent filing by the Company of its Annual Report on Form 10-K after such effective date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Prospectus, as of the date of such opinion, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the

Exhibit B-2

circumstances under which they were made, not misleading. Except as otherwise expressly provided in such opinion, such counsel need not assume any responsibility for the accuracy, completeness or fairness of the statements contained in or incorporated by reference into the Registration Statement or the Prospectus and need not express any opinion or belief as to (i) the financial statements or other financial data contained or incorporated by reference therein, including XBRL interactive data, (ii) the statement of the eligibility and qualification of the Trustee included in the Registration Statement (the “Form T-1”) or (iii) the information in the Prospectus under the caption “Registration and Settlement—The Depository Trust Company.”

Such counsel may state that he does not express any opinion concerning any law other than the law of the State of North Carolina, and such counsel may rely as to all matters of the laws of the states of Florida, South Carolina, Ohio and Indiana on appropriate counsel reasonably satisfactory to the Purchasing Agent and the Agents, which may include the Company’s other “in-house” counsel). Such counsel may state that the opinions in paragraphs (7) and (8) are subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and that he has relied as to certain factual matters on information obtained from public officials, officers of the Company and other sources believed by such counsel to be responsible.

Exhibit B-3

EXHIBIT C

CONCESSION SCHEDULE

Unless otherwise agreed between the Company and the Purchasing Agent for a particular offering of Notes, the following discounts are payable as a percentage of the aggregate principal amount of each Note sold through the Purchasing Agent:

Maturity in Years	Purchase Price	Total Discount
<1.5	99.700%	0.300%
<2	99.575%	0.425%
<2.5	99.450%	0.550%
<3.5	99.175%	0.825%
<4.5	99.050%	0.950%
<5.5	98.750%	1.250%
<6.5	98.650%	1.350%
<7.5	98.550%	1.450%
<8.5	98.450%	1.550%
<9.5	98.350%	1.650%
<10.5	98.200%	1.800%
<11.5	98.100%	1.900%
<12.5	98.000%	2.000%
<13.5	97.850%	2.150%
<14.5	97.700%	2.300%
<15.5	97.500%	2.500%
<16.5	97.400%	2.600%
<17.5	97.300%	2.700%
<18.5	97.200%	2.800%
<19.5	97.100%	2.900%
<20.5	97.000%	3.000%
<21.5	97.000%	3.000%
<22.5	97.000%	3.000%
<23.5	97.000%	3.000%
<24.5	97.000%	3.000%
<25.5	97.000%	3.000%
<26.5	97.000%	3.000%
<27.5	97.000%	3.000%
<28.5	97.000%	3.000%
<30	97.000%	3.000%
30+	96.850%	3.150%

Exhibit C-1

EXHIBIT D

DUKE ENERGY INTERNOTES®

DUE ONE YEAR OR MORE FROM DATE OF ISSUE

ADMINISTRATIVE PROCEDURES

Duke Energy InterNotes®, Due One Year or More From Date of Issue (the “Notes”) are offered on a continuing basis by DUKE ENERGY CORPORATION (the “Company”). The Notes will be offered by Incapital LLC (the “Purchasing Agent”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Edward D. Jones & Co., L.P., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Advisors, LLC and other agents (collectively, the “Agents”) pursuant to a Selling Agent Agreement among the Company, the Purchasing Agent and the Agents (the “Selling Agent Agreement”) and one or more terms agreements substantially in the form attached to the Selling Agent Agreement as Exhibit E (each a “Terms Agreement”).  The Notes are being resold by the Purchasing Agent (and by any Agent that purchases them from the Purchasing Agent) to (i) customers of the Agents or (ii) selected broker-dealers (the “Selected Dealers”) for distribution to their customers pursuant to a Master Selected Dealer Agreement (a “Dealers Agreement”) attached hereto as Schedule A.  The Agents have agreed to use their reasonable best efforts to solicit purchases of the Notes.  The Notes will constitute a series of senior debt securities under an Indenture, dated as of June 3, 2008, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented by the supplemental indentures thereto (such amended and supplemented Indenture, as supplemented from time to time in the future, the “Indenture”).  Pursuant to the terms of the Indenture, the Trustee also will serve as authenticating agent, registrar and paying agent.  The offer and sale of the Notes have been registered with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”).

The Notes will bear interest at either a fixed rate or a floating rate.  Each tranche of Notes will be issued in book-entry form and represented by one or more fully registered global notes without coupons (each, a “Global Note”) held by the Trustee, as agent for The Depository Trust Company (“DTC”) and recorded in the book-entry system maintained by DTC.  Each Global Note will have the interest rate (which may be fixed or floating), maturity and other terms set forth in the relevant Pricing Supplement (as defined in the Selling Agent Agreement).  Owners of beneficial interests in a Global Note will be entitled to physical delivery of Notes issued in certificated form equal in principal amount to their respective beneficial interests only upon certain limited circumstances set forth in the Indenture.

Administrative procedures and specific terms of the offering are explained below. Administrative and record-keeping responsibilities will be handled for the Company by its Treasury Department. The Company will advise the Purchasing Agent, the Agents and the Trustee in writing of those persons handling administrative responsibilities with whom the Purchasing Agent, the Agents and the Trustee are to communicate regarding offers to purchase Notes and the details of their delivery.

Exhibit D-1

Notes will be issued in accordance with the administrative procedures set forth herein.  To the extent the procedures set forth below conflict with or omit certain of the provisions of the Notes, the Indenture, the Selling Agent Agreement, or the information set forth in the applicable Time of Sale Prospectus or the Prospectus (each as defined in the Selling Agent Agreement), the relevant provisions of the Notes, the Indenture, the Selling Agent Agreement or the information set forth in the applicable Time of Sale Prospectus or the Prospectus shall control.  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Selling Agent Agreement, the Prospectus, in the form most recently filed with the SEC pursuant to Rule 424 of the 1933 Act, or in the Indenture.

Administrative Procedures for Notes

In connection with the qualification of Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its obligations under a Letter of Representations from the Company and the Trustee to DTC, dated November 13, 2012 and a Medium-Term Note Certificate Agreement between the Trustee and DTC (the “Certificate Agreement”) , dated April 14, 1989  and its obligations as a participant in DTC, including DTC’s Same-Day Funds Settlement System (“SDFS”).  The procedures set forth below may be modified in compliance with DTC’s then-applicable procedures and upon agreement by the Company, the Trustee and the Purchasing Agent.

Maturities:

Unless otherwise redeemed or repaid in accordance with its terms, each Note will mature on a date (the “Stated Maturity Date”) not less than one year from its date of original issuance, as specified in the applicable Pricing Supplement. Notes will mature on any date selected by the Company and agreed to by the Purchasing Agent. “Maturity Date” when used with respect to any Note means the date on which the outstanding principal amount of such Note becomes due and payable in full in accordance with its terms, whether at its Stated Maturity Date or by declaration of acceleration, call for redemption, repayment (including pursuant to the Survivor’s Option) or otherwise.

Issuance:	All Notes of each tranche will be represented initially by one or more Global Notes. Each Global Note will be dated and issued as of the date of its authentication by the Trustee.

Each Global Note will bear an original issue date (the “Original Issue Date”). The Original Issue Date shall remain the same for all Notes subsequently issued upon transfer, exchange or

Exhibit D-2

substitution of an original Note regardless of their dates of authentication.

Identification Numbers:

The Company has received from the CUSIP Service Bureau (the “CUSIP Service Bureau”) of Standard & Poor’s Ratings Services (“Standard & Poor’s”) one series of CUSIP numbers consisting of approximately 900 CUSIP numbers for future assignment to Global Notes. The Company will provide the Purchasing Agent, DTC and the Trustee with a list of such CUSIP numbers. On behalf of the Company, the Purchasing Agent will assign CUSIP numbers as set forth below under Settlement Procedure “A”. DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Company has assigned to Global Notes. The Company will reserve additional CUSIP numbers when necessary for assignment to Global Notes and will provide the Purchasing Agent, the Trustee and DTC with the list of additional CUSIP numbers so obtained.

Registration:

Unless otherwise specified in the applicable Pricing Supplement, Global Notes will be issued only in fully registered form without coupons. Each Global Note will be registered in the name of Cede & Co., as nominee for DTC, on the Security Register maintained under the Indenture by the Trustee. The beneficial owner of a Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Note, the “Participants”) to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such beneficial owner of such Note in the account of such Participants. The ownership interest of such beneficial owner in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:	Transfers of interests in a Global Note will be accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or

Exhibit D-3

more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such interests.

Consolidation and Exchanges:

The Trustee, at the Company’s request, may deliver to DTC and the CUSIP Service Bureau at any time a written notice of consolidation specifying (a) the CUSIP numbers of two or more Global Notes outstanding on such date that represent Notes having the same terms (except that Original Issue Dates need not be the same) and for which interest, if any, has been paid to the same date and which otherwise constitute Notes of the same series and tenor under the Indenture, (b) a date, occurring at least 30 days after such written notice is delivered and at least 30 days before the next Interest Payment Date (as defined under “Interest” below), if any, or Stated Maturity Date, as the case may be, for the related Notes, on which such Global Notes shall be exchanged for a single replacement Global Note and (c) a new CUSIP number, obtained from the Company, to be assigned to such replacement Global Note. Upon receipt of such a notice, DTC will send to its Participants and the Trustee a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Notes to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Notes for a single Global Note bearing the new CUSIP number and dated the last Interest Payment Date to which interest has been paid on the underlying Global Notes, and the former CUSIP numbers of the exchanged Global Notes will, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. Notwithstanding the foregoing, if the Global Notes to be exchanged exceed $500,000,000 in aggregate principal or face amount, one replacement Global Note will be authenticated and issued to represent each $500,000,000 of principal or face amount of the exchanged Global Notes and an additional Global Note will be authenticated and issued to

Exhibit D-4

represent any remaining principal amount of such Global Notes (See “Denominations” below).

Denominations:

Unless otherwise specified in the applicable Pricing Supplement, Notes will be issued in denominations of $1,000 or more (in integral multiples of $1,000). Global Notes will be denominated in principal or face amounts not in excess of $500,000,000. If one or more Notes having an aggregate principal or face amount in excess of $500,000,000 would, but for the preceding sentence, be represented by a single Global Note, then one Global Note will be issued to represent each $500,000,000 principal or face amount of such Note or Notes and an additional Global Note will be issued to represent any remaining principal amount of such Note or Notes. In such case, each of the Global Notes representing such Note or Notes shall be assigned the same CUSIP number.

Issue Price:	Unless otherwise specified in the applicable Pricing Supplement, each Note will be issued at the percentage of principal amount specified in the Pricing Supplement relating to such Note.

Interest:

Each Note will bear interest at either a fixed or floating rate, as specified therein and in the applicable Pricing Supplement. Except as otherwise indicated in the terms of the Note or in the applicable Pricing Supplement, interest on each Note will accrue from the Original Issue Date of such Note for the first interest period and from the most recent Interest Payment Date to which interest has been paid (or duly provided for) for all subsequent interest periods. Except as set forth hereafter, each payment of interest on a Note will include interest accrued to, but excluding, as the case may be, the applicable Interest Payment Date or the Maturity Date.

Each pending deposit message described under Settlement Procedure “C” below will be routed to Standard & Poor’s, which will use the message to include certain information regarding the related Notes in the appropriate daily bond report published by Standard & Poor’s.

Exhibit D-5

Each Note will bear interest from, and including, its Original Issue Date at the fixed rate per annum, or pursuant to the floating rate interest rate index or formula, set forth thereon and in the applicable Pricing Supplement until the principal amount thereof is paid, or made available for payment, in full in accordance with the terms of such Note. Unless otherwise specified in the applicable Pricing Supplement, interest on each Note will be payable either quarterly, semi-annually or annually on each Interest Payment Date and the Maturity Date. Interest will be payable to the person in whose name a Note is registered at the close of business on the Regular Record Date next preceding each Interest Payment Date; provided, however, interest payable on the Maturity Date will be payable to the person to whom principal shall be payable.

Any payment of principal, premium, if any, or interest required to be made on a fixed rate Note on a day which is not a Business Day (as defined below) need not be made on such day, but will be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no additional interest shall accrue as a result of any such delayed payment. If the Maturity Date of a floating rate Note falls on a day that is not a Business Day, the required payment of principal, premium , if any, or interest need not be made on such day, but will be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no additional interest will accrue as a result of such delayed payment.

The “Interest Payment Dates” for a Note that provides for (i) quarterly interest payments shall be the fifteenth day of each March, June, September and December; (ii) semi-annual interest payments shall be the fifteenth day of each March and September; and (iii) annual interest payments shall be the fifteenth day of each June (or in the case of floating rate Notes, in each such case, if such fifteenth day is not a Business Day, unless such fifteenth day is the Maturity Date of such floating rate Note, then the Interest Payment Date shall be the next succeeding Business Day, except that in the

Exhibit D-6

case of a LIBOR Note, if such next succeeding Business Day falls in the next succeeding calendar month, then the Interest Payment Date will be the Business Day immediately preceding such fifteenth day). In each case, interest on a Note will be payable commencing on the first Interest Payment Date succeeding the Original Issue Date of such Note (unless the Original Issue Date falls after the Regular Record Date and on or prior to the Interest Payment Date therefor, in which case such interest shall be payable beginning on the next Interest Payment Date). The Regular Record Date with respect to any Interest Payment Date shall be the first day of the calendar month in which the Interest Payment Date occurs, whether or not such day shall be a Business Day; provided, however, that interest payable at Maturity will be payable to the person to whom principal shall be payable. Each payment of interest on a Note shall include accrued interest from and including the Original Issue Date or from and including the last day in respect of which interest has been paid (or duly provided for), as the case may be, to, but excluding, the Interest Payment Date or Maturity Date, as the case may be.

The interest rates that the Company will agree to pay on newly-issued Notes are subject to change without notice by the Company from time to time, but no such change will affect any Notes already issued or as to which an offer to purchase has been accepted by the Company.

The Interest Payment Dates, the Regular Record Dates with respect to any Interest Payment Date and the Maturity Date shall be as specified in the Time of Sale Prospectus and the Prospectus.

Calculation of Interest:

Unless otherwise specified in the applicable Pricing Supplement, interest on each fixed rate Note (including payments for partial periods) shall be calculated and paid on the basis of a 360-day year of twelve 30-day months, and with respect to an incomplete month, the number of days elapsed calculated on the basis of a 30-day month.

Unless otherwise specified in the applicable Pricing Supplement, the interest rate on each floating rate

Exhibit D-7

Note shall be calculated by reference to the specified interest rate basis or bases plus or minus the applicable spread, if any, and/or multiplied by the applicable spread multiplier, if any, and may be subject to a minimum rate or a maximum rate.

Unless otherwise specified in the applicable Pricing Supplement, interest on each floating rate Note shall be calculated by multiplying its principal amount by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. Unless otherwise specified in the applicable Pricing Supplement, the interest factor for each such day shall be computed by dividing the interest rate applicable to such day by 360 if the Prime Rate, LIBOR, or the Federal Funds Rate is an applicable interest rate basis, or by the actual number of days in the year if the Treasury Rate is an applicable interest rate basis.

All dollar amounts used in or resulting from any calculation on floating rate Notes will be rounded to the nearest cent (with one-half cent being rounded upward). Unless otherwise specified in the applicable Pricing Supplement, all percentages resulting from any calculation of the rate of interest with respect to a floating rate Note will be rounded , if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)).

Business Day

“Business Day” means, unless otherwise specified in the applicable Pricing Supplement, any day other than a Saturday or a Sunday that is neither a legal holiday in New York, New York nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to be closed or a day on which the corporate trust office of the Trustee is closed for business and, solely with respect to a LIBOR Note, a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

Exhibit D-8

Payments of Principal, Premium and Interest:

Payments of Principal and Interest. Promptly after each Regular Record Date, the Trustee will deliver to the Company and DTC a written notice specifying by CUSIP number the amount of interest, if any (if then ascertainable), to be paid on each Global Note on the following Interest Payment Date (other than an Interest Payment Date coinciding with the Maturity Date) and the total of such amounts. DTC will confirm the amount payable on each Global Note on such Interest Payment Date by reference to the daily bond reports published by Standard & Poor’s. On such Interest Payment Date, the Company will pay to the Trustee, and the Trustee in turn will pay to DTC, such total amount of interest due (other than on the Maturity Date), at the times and in the manner set forth below under “Manner of Payment.”

Payments on the Maturity Date. On or about the first Business Day of each month, the Trustee will deliver to the Company and DTC a written list of principal, premium, if any, and interest (if then ascertainable) to be paid on each Global Note representing Notes maturing or subject to redemption or repayment in the following month. The Trustee, the Company and DTC will confirm the amounts of such principal, premium, if any, and interest payments with respect to each Global Note on or about the fifth Business Day preceding the Maturity Date of such Global Note. On the Maturity Date, the Company will pay to the Trustee, and the Trustee in turn will pay to DTC, the principal amount of such Global Note, together with interest and premium, if any, due on such Maturity Date, at the times and in the manner set forth below under “Manner of Payment.” Promptly after payment to DTC of the principal and interest due on the Maturity Date of such Global Note and all other Notes represented by such Global Note, the Trustee will cancel and destroy such Global Note in accordance with the Indenture and so advise the Company.

Manner of Payment. The total amount of any principal, premium, if any, and interest due on Global Notes on any Interest Payment Date or the

Exhibit D-9

Maturity Date shall be paid by the Company to the Trustee in immediately available funds on such date. The Company will make such payment on such Global Notes to an account specified by the Trustee. Prior to 11:00 a.m. (New York City time), on the Maturity Date or as soon as possible thereafter, the Trustee will make payment to DTC in accordance with existing arrangements between DTC and the Trustee, in funds available for immediate use by DTC, each payment of interest, principal and premium, if any, due on a Global Note on such date. On each Interest Payment Date (other than on the Maturity Date) the Trustee will pay DTC such interest payments in same-day funds in accordance with existing arrangements between the Trustee and DTC. Thereafter, on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants with payments in amounts proportionate to their respective holdings in principal amount of beneficial interest in such Global Note as are recorded in the book-entry system maintained by DTC. Neither the Company nor the Trustee shall have any direct responsibility or liability for the payment by DTC of the principal of, or premium, if any, or interest on, the Notes to such Participants.

Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Procedure for Rate Setting and Posting:

The Company and the Purchasing Agent will discuss, from time to time, the aggregate principal amounts, the maturities and redemption and repayment provisions, the issue price and the interest rates, indexes or formulas and spreads or spread multipliers to be borne by Notes that may be sold as a result of the solicitation of orders by the Agents. If the Company decides to set interest rates, indexes or formulas and spreads or spread

Exhibit D-10

multipliers to be borne by any Notes in respect of which the Agents are to solicit orders (the setting of such interest terms to be referred to herein as “Posting”) or if the Company decides to change interest rates, indexes or formulas and spreads or spread multipliers previously posted by it, it will promptly advise the Purchasing Agent of the prices and interest terms to be posted.

The Purchasing Agent will assign a separate CUSIP number for each tranche of Notes to be posted, and will so advise and notify the Company and the Trustee of said assignment by telecopier or other form of electronic transmission. The Purchasing Agent will include the assigned CUSIP number on all Posting notices communicated to the Agents and Selected Dealers.

Offering of Notes:

In the event that there is a Posting, the Purchasing Agent will communicate to each of the Agents and Selected Dealers the aggregate principal amount, maturities and redemption and repayment provisions and interest terms to be borne by each tranche of Notes that is the subject of the Posting. Thereafter, the Purchasing Agent, the Agents and the Selected Dealers will solicit offers to purchase the Notes accordingly.

Purchase of Notes by the Purchasing Agent:

The Purchasing Agent will, no later than 12:00 noon (New York City time), on the seventh day subsequent to the day on which such Posting occurs, or if such seventh day is not a Business Day on the preceding Business Day, or on such other Business Day and time as shall be mutually agreed upon by the Company and the Purchasing Agent (any such day, a “Trade Day”), (i) complete, execute and deliver to the Company a Terms Agreement that sets forth, among other things, the principal amount of each tranche of Notes that the Purchasing Agent is offering to purchase or (ii) inform the Company that none of the Notes of a particular tranche will be purchased by the Purchasing Agent.

Acceptance and Rejection of Orders:	Unless otherwise agreed by the Company and the Purchasing Agent, the Company has the sole right

Exhibit D-11

to accept orders to purchase Notes and may reject any such order in whole or in part. Unless otherwise instructed by the Company, the Purchasing Agent will promptly advise the Company by telephone of all offers to purchase Notes received by it, other than those rejected by it in whole or in part in the reasonable exercise of its discretion. No order for less than $1,000 principal amount of Notes will be accepted.

Upon receipt of a completed and executed Terms Agreement from the Purchasing Agent, the Company will (i) promptly execute and return such Terms Agreement to the Purchasing Agent or (ii) inform the Purchasing Agent that its offer to purchase the Notes of a particular tranche has been rejected, in whole or in part. The Purchasing Agent will thereafter promptly inform the other Agents and participating Selected Dealers of the action taken by the Company.

Preparation of Pricing Supplement:

If any offer to purchase a Note is accepted by or on behalf of the Company, the Company will provide a Pricing Supplement (substantially in the form attached to the Selling Agent Agreement as Exhibit G or such other form as may be agreed upon by the Company and the Purchasing Agent) reflecting the terms of such Note and will file such Pricing Supplement with the SEC in accordance with the applicable paragraph of Rule 424(b) of the 1933 Act Regulations. The Company shall use its reasonable best efforts to send such Pricing Supplement by email or telecopy to the Purchasing Agent and the Trustee by 3:00 p.m. (New York City time), on the applicable Trade Day. The Purchasing Agent shall use its reasonable best efforts to send such Pricing Supplement, the Prospectus and any applicable Issuer Free Writing Prospectus by email, telecopy or overnight express (for delivery by the close of business on the applicable Trade Day, but in no event later than 11:00 a.m., New York City time, on the Business Day following the applicable Trade Day) to each Agent and each Selected Dealer which made or presented the offer to purchase the applicable Note and the Trustee at the following applicable address:

Exhibit D-12

If to Incapital LLC, to:

Incapital LLC
200 South Wacker Drive, Suite 3700
Chicago, IL 60606
Attention: Brian Walker
Telephone: (312) 379-3750
Telecopier: (312) 379-3701
Email: brian@incapital.com

if to Merrill Lynch, Pierce, Fenner & Smith
Incorporated, to:

Merrill Lynch, Pierce, Fenner & Smith
Incorporated
One Bryant Park
New York, NY 10036
Attention: MTN Desk
Telephone: (646) 855-6433
Telecopier: (646) 855-0107

if to Citigroup Global Markets Inc., to:

Citigroup Global Markets Inc.
388 Greenwich Street
New York, NY 10013
Attention: Transaction Execution Group
Telephone: (212) 816-1135
Telecopier: (646) 291-5209

if to Edward D. Jones & Co., L.P., to:

Edward D. Jones & Co., L.P.
12555 Manchester Road
Des Peres, MO 63131
Attention: Rhonda Liesenfeld
Telephone: (314) 515-9827
Telecopier: (314) 515-3079

Exhibit D-13

if to Morgan Stanley & Co. LLC, to:

Morgan Stanley & Co. LLC
1585 Broadway, 29th Floor
New York, NY 10036
Attention: Investment Banking Division
Telephone: (212) 761-6691
Facsimile: (212) 507-8999

if to RBC Capital Markets, LLC, to:

RBC Capital Markets, LLC
200 Vessey Street
New York, NY 10281
Attention: Paul Rich
Telephone: (212) 618-3240

if to UBS Securities LLC, to:

UBS Securities LLC
800 Harbor Boulevard
Weehawken, NJ 07086
Attention: Corporate Bond Trading
Fax: (201) 352-4452

if to Wells Fargo Advisors, LLC, to:

Wells Fargo Advisors, LLC
One North Jefferson Avenue, 7th Floor
St. Louis, MO 63103
Attention: Corporate Bond Trading
Attention: Julie Perniciaro
Telephone: 314-875-5000
Telecopier: 314-875-8853

and if to the Trustee to:

The Bank of New York Mellon Trust Company, N.A.
900 Ashwood Parkway
Suite 425
Atlanta, GA 30338
Phone: (770) 698-5131
Fax: (770) 698-5196

Exhibit D-14

For informational purposes, one copy of each Preliminary Pricing Supplement and Pricing Supplement, as so filed, shall also be mailed, emailed or telecopied to:

Sidley Austin LLP
787 Seventh Avenue
New York, NY 10019
Attention: Bartholomew A. Sheehan, III, Esq.
Telecopier: (212) 839-5599
Email: bsheehan@sidley.com

and

Robinson Bradshaw & Hinson, P.A.
101 North Tryon Street, Suite 1900
Charlotte, North Carolina 28246
Attention: Stephen M. Lynch, Esq.
Telecopier: (704) 373-3955
Email: slynch@rbh.com.

In each instance that a Pricing Supplement is prepared, the Agents will affix the Pricing Supplement to the Prospectus and any applicable Issuer Free Writing Prospectus prior to its use.  Each outdated Pricing Supplement and the Prospectus and any applicable Issuer Free Writing Prospectus to which it is attached (other than those retained for files) will be destroyed.

Delivery of Confirmation and Prospectus to Purchaser by Purchasing Agent or Selected Dealer:

Subject to “Suspension of Solicitation; Amendment or Supplement” below, each Agent or Selected Dealer pursuant to the terms of the Selling Agent Agreement and the Dealers Agreement, will cause to be delivered a copy of the Prospectus, any applicable Issuer Free Writing Prospectus and the applicable Pricing Supplement , or, in lieu thereof, a notice to the effect that the sale was made pursuant to a registration statement or in a transaction in which a final prospectus would have been required to have been delivered in the absence of Rule 172 of the 1933 Act Regulations, to each purchaser of Notes from such Agent or Selected Dealer.

Exhibit D-15

For each offer to purchase a Note accepted by or on behalf of the Company, the Purchasing Agent will confirm in writing with each Agent and Selected Dealer the terms of such Note, the principal amount of Notes being purchased by such Agent or Selected Dealer and other applicable details described above, delivery and payment instructions and the information required by Rule 173 of the 1933 Act Regulations, with a copy to the Company.

In addition, unless the applicable Agent or Selected Dealer complies with the requirements of Rule 173(a) of the 1933 Act Regulations, if available, the Purchasing Agent, the applicable Agent or Selected Dealer, as the case may be, will deliver to investors purchasing the Notes the Prospectus (including the applicable Pricing Supplement and any applicable Issuer Free Writing Prospectus) in relation to such Notes prior to or simultaneously with delivery of the confirmation of sale or delivery of the Notes.

Settlement:

The receipt of immediately available funds by the Company in payment for Notes and the authentication and issuance of the Global Note representing such Notes shall constitute “Settlement” with respect to such Note. All orders accepted by the Company will be settled within three Business Days pursuant to the timetable for Settlement set forth below, unless the Company and the purchaser agree to Settlement on a later date, and shall be specified upon acceptance of such offer; provided, however, in all cases the Company will notify the Trustee on the date issuance instructions are given.

Settlement Procedures:	Settlement Procedures with regard to each Note sold by an Agent shall be as follows:

A.                                    After the oral acceptance of an offer by the Company with respect to a Note, the Purchasing Agent will prepare and deliver to the Company for execution the Terms Agreement containing the following details of the terms of the Notes to be purchased by the Purchasing Agent:

1. CUSIP number;

Exhibit D-16

2. Principal amount of Notes being purchased;

3. Issue price (as a % of par);

4. Commission (Purchasing Agent’s concession determined pursuant to Section IV(b) of the Selling Agent Agreement);

5. Net proceeds to issuer;

6. Posting date;

7. Trade date;

8. Maturity date (Stated Maturity Date);

9. Coupon type (fixed or floating);

10. Interest Rate Provisions:

(a)                            For Fixed Rate Notes:

(i)                                          Coupon (annual interest rate); and

(ii)                                       Coupon Payments (interest payment frequency).

(b)                            For Floating Rate Notes:

(i)                                          interest rate index or formula;

(ii)                                       initial interest rate, if any;

(iii)                                    spread or spread multiplier, if any;

(iv)                                   interest reset dates and initial interest reset date;

(v)                                      interest reset period;

(vi)                                   interest payment frequency;

(vii)                                index maturity;

(viii)                             maximum or minimum interest rate, if any;

Exhibit D-17

(ix) calculation date; (x) interest determination date; (xi) day count basis; and (xii) calculation agent (if other than The Bank of New York Mellon Trust Company, N.A.).

11.                               Settlement Date (Original Issue Date);

12.                               Whether a Note has a Survivor’s Option;

13.                               Collateral type (which shall in all instances be “Senior Unsecured Notes”);

14.                          Moody’s Rating (for senior unsecured debt of the Company);

15.                          S&P Rating (for senior unsecured debt of the Company);

16.                               Fitch Rating (for senior unsecured debt of the Company);

17.                               Date of Acceptance;

18.                          If a Note is redeemable by the Company, such of the following as are applicable:

(a)                            The date on and after which such Note may be redeemed (the “Redemption Commencement Date”),

(b)                            Initial redemption price (% of par), and

(c)                    Amount (% of par) that the initial redemption price shall decline (but not below par) on each anniversary of the Redemption Commencement Date;

19. If a Note is repayable at the option of the Note holder, such of the following as are applicable:

Exhibit D-18

(a)                            The date or dates on which such repayment may be made (each, an “Optional Repayment Date”); and

(b)                            The repayment price at each such Optional Repayment Date, if other than 100% of the principal amount to be repaid together with unpaid interest accrued thereon to, but excluding such Optional Repayment Date;

20. Whether a Note has a Survivor’s Option;

21. If a discount Note, the total amount of original issue discount, the yield to maturity and the initial accrual period of original issue discount;

22. DTC participant number of the institution through which the customer will hold the beneficial interest in the Global Note; and

23. Such other terms as are necessary to complete the applicable form of Note.

B.                               The Company will confirm the acceptance of the offer to purchase Notes by executing the Terms Agreement and forwarding it to the Purchasing Agent and the Trustee by telecopier or other form of electronic transmission. Such acceptance by the Company will be deemed to constitute a representation and warranty by the Company to the Trustee, the Purchasing Agent and the Agents that (i) the applicable Notes are then, duly authorized by the Company; (ii) such Notes, and the Global Note representing such Notes, will conform with the terms of the Indenture; and (iii) upon authentication and delivery of the Global Note representing such Notes, the aggregate principal amount of all Notes issued under the Indenture will not exceed the aggregate principal amount of Notes authorized at such time by the Company.

Exhibit D-19

C. The Trustee will communicate to DTC and the Purchasing Agent through DTC’s Participant Terminal System a pending deposit message specifying the following Settlement information for the Notes:

1. The information received in accordance with Settlement Procedure “A”;

2. The numbers of the participant accounts maintained by DTC on behalf of the Trustee and the Purchasing Agent;

3. Identification as a fixed rate Note or a floating rate Note;

4.                                 The initial Interest Payment Date for such Notes, number of days by which such date succeeds the related DTC record date (which term means the Regular Record Date), and if then calculated, the amount of interest payable on such initial Interest Payment Date (which amount shall have been confirmed by the Trustee);

5. The CUSIP number of the Global Note representing such Notes;

6. the frequency of interest; and

7. Whether such Global Note represents any other Notes issued or to be issued (to the extent then known).

D. DTC will credit the Notes to the participant account of the Trustee maintained by DTC.

E. The Trustee will complete and deliver a Global Note representing such Notes in a form that has been approved by the Company, the Purchasing Agent, the Agents and the Trustee.

F. The Trustee will authenticate the Global Note representing such Note and maintain possession of such Global Note.

Exhibit D-20

G.                               The Trustee will enter an SDFS deliver order through DTC’s Participant Terminal System instructing DTC to (i) debit the Notes to the Trustee’s participant account and credit such Notes to the participant account of the Purchasing Agent maintained by DTC and (ii) debit the settlement account of the Purchasing Agent and credit the settlement account of the Trustee maintained by DTC in an amount equal to the price of such Notes less the Purchasing Agent’s concession. The entry of such a deliver order shall be deemed to constitute a representation and warranty by the Trustee to DTC that (a) the Global Note representing such Notes has been issued and authenticated and (b) the Trustee is holding such Global Note pursuant to the Certificate Agreement.

H.                              The Purchasing Agent will enter an SDFS deliver order through DTC’s Participant Terminal System instructing DTC to (i) debit the Notes to the Purchasing Agent’s participant account and credit such Notes to the participant accounts of the Participants to whom such Notes are to be credited maintained by DTC and (ii) debit the settlement accounts of such Participants and credit the settlement account of the Purchasing Agent maintained by DTC in an amount equal to the price of such Notes less the agreed upon commission so credited to their accounts.

I.                                   Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures “G” and “H” will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

J.                                   The Trustee will credit or wire transfer to an account of the Company specified from time to time by the Company funds available for immediate use in an amount equal to the amount credited to the Trustee’s DTC

Exhibit D-21

participant account in accordance with Settlement Procedure “G”.

K. The Trustee will send a copy of the Global Note representing such Notes by first-class mail to the Company.

L.                                Each Agent and Selected Dealer will confirm the purchase of each Note to the purchaser thereof either by transmitting to the Participant to whose account such Note has been credited a confirmation order through DTC’s Participant Terminal System or by mailing a written confirmation to such purchaser.

M.                            At the request of the Company, the Trustee will send to the Company a statement setting forth the principal amount of Notes outstanding as of that date under the Indenture and setting forth the CUSIP number(s) assigned to, and a brief description of, any orders which the Company has advised the Trustee but which have not yet been settled.

Settlement Procedures Timetable:	Settlement Procedures “A” through “M” shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

Settlement
	Procedure	Time

	A	4:00 p.m. on the Trade Day
	B	5:00 p.m. on the Trade Day
	C	2:00 p.m. on the Business Day before the Settlement Date.

	D	10:00 a.m. on the Settlement Date
	E	12:00 p.m. on the Settlement Date.
	F	12:30 p.m. on the Settlement Date.
	G-H	2:00 p.m. on the Settlement Date.
	I	4:45 p.m. on the Settlement Date.
	J-L	5:00 p.m. on the Settlement Date.
	M	At the request of the Company.

Exhibit D-22

NOTE: The Prospectus (including any applicable Issuer Free Writing Prospectus) as most recently amended or supplemented, or, in lieu thereof, a notice to the effect that the sale was made pursuant to a registration statement or in a transaction in which a final prospectus would have been required to have been delivered in the absence of Rule 172 of the 1933 Act Regulations, must accompany or precede any written confirmation given to the customer (Settlement Procedure “L”). Settlement Procedure “I” is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

If Settlement of a Note is rescheduled or cancelled, the Trustee will deliver to DTC, through DTC’s Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m. (New York City time), on the Business Day immediately preceding the scheduled Settlement Date.

Failure to Settle:

If the Trustee fails to enter an SDFS deliver order with respect to a Note pursuant to Settlement Procedure “G,” the Trustee may deliver to DTC, through DTC’s Participant Terminal System, as soon as practicable a withdrawal message instructing DTC to debit such Note to the participant account of the Trustee maintained at DTC. DTC will process the withdrawal message; provided that such participant account contains Notes having the same terms and having a principal amount that is at least equal to the principal amount of such Note to be debited. If withdrawal messages are processed with respect to all the Notes issued or to be issued represented by a Global Note, the Trustee will cancel such Global Note in accordance with the Indenture, make appropriate entries in its records and so advise the Company. The CUSIP number assigned to such Global Note shall, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. If withdrawal messages are processed with respect to one or more, but not all, of the Notes represented by a Global Note, the Trustee will exchange such

Exhibit D-23

Global Note for two Global Notes, one of which shall represent such Notes and shall be cancelled immediately after issuance, and the other of which shall represent the remaining Notes previously represented by the surrendered Global Note and shall bear the CUSIP number of the surrendered Global Note. If the purchase price for any Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Purchasing Agent may enter SDFS deliver orders through DTC’s participant Terminal System reversing the orders entered pursuant to Settlement Procedures “G” and “H”, respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the Purchasing Agent or any Agent in the performance of its obligations hereunder or under the Selling Agent Agreement, the Company will reimburse (without duplication) the Purchasing Agent or any Agent on an equitable basis for its reasonable out-of-pocket accountable expenses actually incurred and loss of the use of funds during the period when they were credited to the account of the Company.

Notwithstanding the foregoing, upon any failure to settle with respect to a Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Notes that were to have been represented by a Global Note, the Trustee will provide, in accordance with Settlement Procedures “E” and “F”, for the authentication and issuance of a Global Note representing the other Notes to have been represented by such Global Note and will make appropriate entries in its records.

Procedure for Rate Changes:

Each time a decision has been reached to change rates, the Company will promptly advise the Agents of the new rates and make any necessary amendment or supplement to the applicable Pricing Supplement. At the instruction of the Company, the

Exhibit D-24

Agents will forthwith suspend solicitation of purchases of Notes at the prior rate. The Agents may telephone the Company with recommendations as to the changed interest rates.

Suspension of Solicitation; Amendment or Supplement:

Subject to the representations, warranties and covenants of the Company contained in the Selling Agent Agreement, the Company may instruct the Purchasing Agent to instruct the Agents to suspend at any time for any period of time or permanently, the solicitation of orders to purchase Notes. Upon receipt of such instructions (which may be given orally), each Agent will forthwith suspend solicitation until such time as the Company has advised it that solicitation of purchases may be resumed.

In the event that at the time the Company suspends solicitation of purchases there shall be any orders outstanding for settlement, the Company will promptly advise the Purchasing Agent, the Agents and the Trustee whether such orders may be settled and whether copies of the Prospectus (including the applicable Pricing Supplement and any applicable Issuer Free Writing Prospectus) as in effect at the time of the suspension may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus (including the applicable Pricing Supplement and any applicable Issuer Free Writing Prospectus) may not be so delivered.

If the Company decides to amend or supplement the Registration Statement, the Time of Sale Prospectus or the Prospectus, it will promptly advise the Purchasing Agent and the Agents and furnish the Purchasing Agent and the Trustee with the proposed amendment or supplement and with such certificates and opinions as are required, all to the extent required by and in accordance with the terms of the Selling Agent Agreement, and, subject to the

Exhibit D-25

provisions of the Selling Agent Agreement, make the appropriate filings thereof with the SEC.

Trustee Not to Risk Funds:

Nothing herein shall be deemed to require the Trustee to risk or expend its own funds in connection with any payment to the Company, or the Purchasing Agent, the Agents or the purchasers, it being understood by all parties that payments made by the Trustee to any of the Company, the Purchasing Agent or the Agents shall be made only to the extent that funds are provided to the Trustee for such purpose.

Advertising Costs:

The Company shall have the sole right to approve the form and substance of any advertising the Purchasing Agent or an Agent may initiate in connection with the solicitation of offers to purchase the Notes. The expense of such advertising will be solely the responsibility of the Purchasing Agent or such Agent, unless otherwise agreed to by the Company.

Notices:

All notices or other communications hereunder to the Company shall be in writing, and sent via email or telecopier (and, if requested by the Company, with a follow-up letter sent via overnight mail) to the person at the address set forth below, or at such other address as may be designated in writing hereafter in the same manner by such person.

Duke Energy Corporation 550 South Tryon Street Charlotte, NC 28202-4200 Attention: W. Bryan Buckler Telephone: 704-382-2640 Telecopier: 704-382-1124 Email: Bryan.Buckler@duke-energy.com

Exhibit D-26

with copies to:

Duke Energy Corporation

550 South Tryon Street

Charlotte, NC 28202-4200
Attention:  Robert T. Lucas, III
Telecopier:  980-379-9905
Email:  Bob.Lucas@duke-energy.com

and

Robinson Bradshaw & Hinson, P.A.

101 North Tryon Street, Suite 1900

Charlotte, NC 28246
Attention:  Stephen M. Lynch
Telecopier:  704-373-3955
Email:  slynch@rbh.com

Exhibit D-27

Schedule A to Administrative Procedures

FORM OF MASTER SELECTED DEALER AGREEMENT

[Name of Broker-Dealer]

[Broker-Dealer’s Address]

Dear Selected Dealer:

In connection with public offerings of securities after the date hereof for which we are acting as lead agent, as lead or co-manager of an underwriting syndicate or otherwise involved in the distribution of securities by means of an offering of securities for sale to selected dealers, you may be offered the right as a selected dealer to purchase as principal a portion of such securities.  This will confirm our mutual agreement as to the general terms and conditions applicable to your participation in any such selected dealer group organized by us as follows.

1.             Applicability of this Agreement.  The terms and conditions of this letter agreement (this “Agreement”) shall be applicable to any offering of notes (“Notes”), whether a public offering effected pursuant to a registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”), or an offering exempt from registration thereunder (other than an offering of Notes effected wholly outside the United States of America), in respect of which Incapital LLC (“Incapital”), clearing through DTC Number 0235 via Dain Rauscher Inc. (the “Account”) (acting for its own Account or for the account of any underwriting or agent or similar group or syndicate), is responsible for managing or otherwise implementing the sale (whether by acting as lead agent or manager or by facilitating the re-offer of Notes or otherwise) of the Notes to selected dealers (“Selected Dealers”) and has expressly informed you that these terms and conditions shall be applicable.  Any such offering of Notes to you as a Selected Dealer is hereinafter called an “Offering.”  In the case of any Offering where we are acting for the account of any underwriting or agent or similar group or syndicate (whether purchasing as principal for resale or soliciting as agent purchases of Notes directly from the issuer) (“Underwriters”), the terms and conditions of this Agreement shall be for the benefit of, and binding upon, such Underwriters, including, in the case of any Offering where we are acting with others as representatives of Underwriters, such other representatives.  The use of the defined term Underwriter herein shall be understood to include acting as agent.

2.             Conditions of Offering; Acceptance and Purchases.  Any Offering:  (i) will be subject to delivery of the Notes and their acceptance by us and any other Underwriters; (ii) may be subject to the approval of all legal matters by counsel and the satisfaction of other closing conditions, and (iii) may be made on the basis of reservation of Notes or an allotment against subscription.  We will advise you by electronic mail, facsimile or other form of Written Communication (as defined below) of the particular method and supplementary terms and conditions (including, without limitation, the information as to prices and offering date referred to in Section 3(c) hereof) of any Offering in which you are invited to participate.  “Written Communication” may include, in the case of any Offering described in Section 3(a) hereof, Additional Information (as defined below) and, in the case of any Offering described in Section

Exhibit D-S1

or 3(b) hereof, an offering circular).  You agree that if we make electronic delivery of a prospectus or an offering circular or any supplement thereto, we have satisfied our obligation, if any, pursuant to Section 3 hereof to deliver to you a prospectus or an offering circular or any supplement thereto.  To the extent such supplementary terms and conditions are inconsistent with any provision herein, such terms and conditions shall supersede any such provision.  Unless otherwise indicated in any such Written Communication, acceptances and other communications by you with respect to an Offering should be sent to Incapital LLC, 200 South Wacker Drive, Suite 3700, Chicago, Illinois 60606 (Fax: (312) 379-3701).  We reserve the right to reject any acceptance in whole or in part.  Unless notified otherwise by us, Notes purchased by you shall be paid for on such date as we shall determine, on one day’s prior notice to you, by electronic transfer in an amount equal to the Public Offering Price (as hereinafter defined) or, if we shall so advise you, at such Public Offering Price less the Concession (as hereinafter defined), payable in Federal funds to the order of DTC Number 0235 via Dain Rauscher Inc. clearing for the account of Incapital LLC, against delivery of the Notes.  If Notes are purchased and paid for at such Public Offering Price, such Concession will be paid after the termination of the provisions of Section 3(c) hereof with respect to such Notes.  Notwithstanding the foregoing, unless notified otherwise by us, payment for and delivery of Notes purchased by you shall be made through the facilities of The Depository Trust Company, if you are a member, unless you have otherwise notified us prior to the date specified in a Written Communication to you from us or, if you are not a member, settlement may be made through a correspondent who is a member pursuant to instructions which you will send to us prior to such specified date.

3.             Offering Materials and Arrangements.

(a)           Registered Offerings.  In the case of any Offering of Notes that are registered under the 1933 Act (“Registered Offering”), the following terms shall have the following meanings.  The term “Preliminary Prospectus” means any preliminary prospectus relating to the Offering or any preliminary prospectus supplement together with a prospectus relating to the Offering.  The term “Prospectus” means the prospectus, together with the final prospectus supplement, if any, relating to the Offering filed or to be filed under Rule 424 of the 1933 Act.  The term “free writing prospectus” has the meaning set forth in Rule 405 under the 1933 Act and the term “Permitted Free Writing Prospectus” means (i) a free writing prospectus authorized for use by us and the issuer in connection with the Offering of the Notes that has been or will be filed with the Securities and Exchange Commission (the “SEC”) in accordance with Rule 433(d) of the 1933 Act or (ii) a free writing prospectus containing solely a description of terms of the Notes that (a) does not reflect the final terms, (b) is exempt from the filing requirement pursuant to Rule 433(d)(5)(i) and (c) is furnished to you for use by Incapital LLC.  “Additional Information” means the Preliminary Prospectus together with each Permitted Free Writing Prospectus, if any, delivered to you relating to the Offering of Notes.  In connection with any Registered Offering, we will provide to you electronically copies of the Additional Information and of the Prospectus (other than, in each case, information incorporated by reference therein) for the purposes contemplated by the 1933 Act and the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the applicable rules and regulations of the SEC thereunder and will make available to you such number of copies of the Prospectus as you may reasonably request as soon as practicable after sufficient copies are made available to us by the issuer of the Notes.

Exhibit D-S2

You agree that you will not use, authorize use of, refer to, or participate in the planning for use of any written communication (as such term is defined in Rule 405 under the 1933 Act) concerning the Offering, or any issuer of the Notes (including, without limitation, any free writing prospectus and any information furnished by us and any issuer of Notes but not incorporated by reference into the Preliminary Prospectus or Prospectus), other than (a) any Preliminary Prospectus or Prospectus or (b) any Permitted Free Writing Prospectus.

You represent and warrant that you are familiar with the rules relating to the distribution of a Preliminary Prospectus and agree that you will comply therewith.  You represent and warrant that you are familiar with Rule 173 under the 1933 Act relating to electronic delivery.  You agree to make a record of your distribution of each Preliminary Prospectus and, when furnished with copies of any revised Preliminary Prospectus, you will, upon our request, promptly forward copies thereof to each person to whom you have theretofore distributed a Preliminary Prospectus.

You agree that in purchasing Notes in a Registered Offering you will rely upon no statement whatsoever, written or oral, other than the statements in the Preliminary Prospectus or the Prospectus delivered to you by us and any Permitted Free Writing Prospectus.  You will not be authorized by the issuer or other seller of Notes offered pursuant to a Prospectus or by any Underwriter to give any information or to make any representation not contained in the Prospectus in connection with the sale of such Notes.  You agree that you have not relied, and will not rely, upon advice from us regarding the suitability of any Notes as an investment for you or your clients.  You acknowledge and agree that it is your sole responsibility to ensure that, prior to any distribution, the Notes are suitable for your clients, it is lawful for your clients to purchase the Notes and the clients are capable of evaluating and have evaluated the risks and merits of an investment in the Notes.  You agree not to market the Notes in any manner which is inconsistent with or not on the basis of the materials furnished to you for use in the distribution and you agree not to use marketing materials other than those that have been approved for use.

(b)           Offerings Pursuant to Offering Circular.  In the case of any Offering of Notes other than a Registered Offering, which is made pursuant to an offering circular or other disclosure document comparable to a prospectus in a Registered Offering, we will provide to you electronic copies of each preliminary offering circular, if any, any offering circular supplement and of the final offering circular relating thereto and will make available to you such number of copies of the final offering circular as you may reasonably request as soon as practicable after sufficient copies are made available to us by the issuer of the Notes.  You agree that you will comply with the applicable Federal and state laws, and the applicable rules and regulations of any regulatory body promulgated thereunder, governing the use and distribution of offering materials by brokers or dealers.

You agree that in purchasing Notes pursuant to an offering circular you will rely upon no statements whatsoever, written or oral, other than the statements in the preliminary or final offering circular delivered to you by us.  You will not be authorized by the issuer or other seller of Notes offered pursuant to an offering circular or by any Underwriter to give any information or to make any representation not contained in the offering circular in connection with the sale of such Notes.  You agree that you have not relied, and will not rely, upon advice from us regarding the suitability of any Notes as an investment for you or your clients.  You acknowledge and

Exhibit D-S3

agree that it is your sole responsibility to ensure that, prior to any distribution, the Notes are suitable for your clients, it is lawful for your clients to purchase the Notes and the clients are capable of evaluating and have evaluated the risks and merits of an investment in the Notes.  You agree not to market the Notes in any manner which is inconsistent with or not on the basis of the materials furnished to you for use in the distribution and you agree not to use marketing materials other than those that have been approved for use.

(c)           Offer and Sale to the Public.  With respect to any Offering of Notes, we will inform you by a Written Communication of the public offering price, the selling concession, the reallowance (if any) to dealers and the time when you may commence selling Notes to the public.  After such public offering has commenced, we may change the public offering price, the selling concession and the reallowance to dealers.  The offering price, selling concession and reallowance (if any) to dealers at any time in effect with respect to an Offering are hereinafter referred to, respectively, as the “Public Offering Price,” the “Concession” and the “Reallowance.”  With respect to each Offering of Notes, until the provisions of this Section 3(c) shall be terminated pursuant to Section 6 hereof, you agree to offer Notes to the public at no more than the Public Offering Price.  If so notified by us, you may sell Notes to the public at a lesser negotiated price than the Public Offering Price, but in an amount not to exceed the Concession.  If a Reallowance is in effect, a reallowance from the Public Offering Price not in excess of such Reallowance may be allowed as consideration for services rendered in distribution to dealers who are actually engaged in the investment banking or securities business, who are either (i) members in good standing of the Financial Industry Regulatory Authority (“FINRA”) who agree to abide by the applicable rules of FINRA (and its predecessor, the National Association of Securities Dealers, Inc. (“NASD”), as applicable) (see Section 4(a) below) or (ii) foreign banks, dealers or institutions not eligible for membership in FINRA who represent to you that they will promptly reoffer such Notes at the Public Offering Price and will abide by the conditions with respect to foreign banks, dealers and institutions set forth in Section 4(a) hereof.

(d)           Over-allotment; Stabilization; Unsold Allotments.  We may, with respect to any Offering, be authorized to over-allot in arranging sales to Selected Dealers, to purchase and sell Notes for long or short account and to stabilize or maintain the market price of the Notes.  You agree that, upon our request at any time and from time to time prior to the termination of the provisions of Section 3(c) hereof with respect to any Offering, you will report to us the amount of Notes purchased by you pursuant to such Offering which then remain unsold by you and will, upon our request at any such time, sell to us for our account or the account of one or more Underwriters such amount of such unsold Notes as we may designate at the Public Offering Price less an amount to be determined by us not in excess of the Concession.  If, prior to the later of (i) the termination of the provisions of Section 3(c) hereof with respect to any Offering or (ii) the covering by us of any short position created by us in connection with such Offering for our account or the account of one or more Underwriters, we purchase or contract to purchase for our account or the account of one or more Underwriters in the open market or otherwise any Notes purchased by you under this Agreement as part of such Offering, you agree to pay us on demand an amount equal to the Concession with respect to such Notes (unless you shall have purchased such Notes pursuant to Section 2 hereof at the Public Offering Price in which case we shall not be obligated to pay such Concession to you pursuant to Section 2) plus transfer taxes and

Exhibit D-S4

broker’s commissions or dealer’s mark-up, if any, paid in connection with such purchase or contract to purchase.

4.             Representations, Warranties and Agreements.

(a)           FINRA.  You represent and warrant that you are actually engaged in the investment banking or securities business and either a member in good standing of the FINRA or, if you are not such a member, you are a foreign bank, dealer or institution not eligible for membership in the FINRA which agrees to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein, and in making other sales to comply with the FINRA’s interpretation with respect to free riding and withholding.  You agree to notify us immediately if any of the following happens:  you cease to be authorized or licensed by any authority in any relevant jurisdiction to offer Notes; you change your legal status (for example, from a corporation to a partnership or limited liability company); or you become aware that you may be in violation of any regulations applicable to the distribution of the Notes.  You further represent, by your participation in an Offering, that you have provided to us all documents and other information required to be filed with respect to you, any related person or any person associated with you or any such related person pursuant to the supplementary requirements of the FINRA’s interpretation with respect to review of corporate financing as such requirements relate to such Offering.

You agree that, in connection with any purchase or sale of the Notes wherein a Concession, discount or other allowance is received or granted, (1) you will comply with the provisions of FINRA Rule 5141, subject to the provisions of FINRA Rule 5130, and (2) if you are a non-FINRA member broker or dealer in a foreign country, you will also comply (a), as though you were a FINRA member, with the provisions of FINRA Rule 5141, subject to the provisions of FINRA Rule 5130, and (b) with NASD Rule 2420 (and any successor FINRA Rule) as that section applies to a non-FINRA member broker or dealer in a foreign country.

You further agree that, in connection with any purchase of securities from us that is not otherwise covered by the terms of this Agreement (whether we are acting as manager, as a member of an underwriting syndicate or a selling group or otherwise), if a selling concession, discount or other allowance is granted to you, clauses (1) and (2) of the preceding paragraph will be applicable.

You further represent and warrant to us at all times that you have obtained all required licenses and authorizations to legally carry out the activities contemplated by this Agreement in each jurisdiction where you are carrying out such activities.

(b)           Relationship Among Underwriters and Selected Dealers.  We may buy Notes from or sell Notes to any Underwriter or Selected Dealer and, without consent, the Underwriters (if any) and the Selected Dealers may purchase Notes from and sell Notes to each other at the Public Offering Price less all or any part of the Concession.  Unless otherwise specified in a separate agreement between you and us, this agreement does not authorize you to act as agent for:  (i) us; (ii) any Underwriter; (iii) the issuer; or (iv) other seller of any Notes in offering Notes to the public or otherwise.  Neither we nor any Underwriter shall be under any obligation to you except for obligations assumed hereby or in any Written Communication from us in connection

Exhibit D-S5

with any Offering.  Nothing contained herein or in any Written Communication from us shall constitute the Selected Dealers an association or partners with us or any Underwriter or with one another.  If the Selected Dealers, among themselves or with the Underwriters, should be deemed to constitute a partnership for Federal income tax purposes, then you elect to be excluded from the application of Subchapter K, Chapter 1, Subtitle A of the Internal Revenue Code of 1986 and agree not to take any position inconsistent with that election.  You authorize us, in our discretion, to execute and file on your behalf such evidence of that election as may be required by the Internal Revenue Service.  In connection with any Offering, you shall be liable for your proportionate amount of any tax, claim, demand or liability that may be asserted against you alone or against one or more Selected Dealers participating in such Offering, or against us or the Underwriters, based upon the claim that the Selected Dealers, or any of them, constitute an association, an unincorporated business or other entity, including, in each case, your proportionate amount of any expense incurred in defending against any such tax, claim, demand or liability.

(c)           Role of Incapital; Legal Responsibility.  Incapital is acting as representative of each of the Underwriters in all matters connected with the Offering of the Notes and with the Underwriters’ purchases (or solicitation for purchase) of the Notes.  The rights and liabilities of each Underwriter of Notes and each Selected Dealer shall be several and not joint.  Incapital, as such, shall have full authority to take such action as it deems advisable in all matters pertaining to the Offering of the Notes or arising under this Agreement.  Incapital will have no liability to any Selected Dealer for any act or omission except for obligations expressly assumed by it hereunder, and no obligations on the part of Incapital will be implied hereby or inferred herefrom.

(d)           Blue Sky Laws.  Upon application to us, we shall inform you as to any advice we have received from counsel concerning the jurisdictions in which Notes have been qualified for sale or are exempt under the securities or blue sky laws of such jurisdictions, but we do not assume any obligation or responsibility as to your right to sell Notes in any such jurisdiction.  You agree to:  (a) only engage in a distribution in accordance with the terms of any restrictions in the Prospectus or final offering circular, as applicable; (b) not conduct any distribution which would constitute, in any jurisdiction, a public offer as defined by the law of the relevant jurisdiction, unless you have requested of us and we have confirmed to you that the Notes are approved for public offer in such jurisdiction; and (c) observe the dates of any subscription period.

(e)           U. S. Patriot Act/Office of Foreign Asset Control (OFAC).  You represent and warrant, on behalf of yourself and any subsidiary, affiliate, or agent to be used by you in the context of this Agreement, that you and they comply and will comply with all applicable rules and regulations of the Office of Foreign Assets Control of the U.S. Department of the Treasury and all applicable requirements of the U.S. Bank Secrecy Act and the USA PATRIOT Act and the rules and regulations promulgated thereunder.  You agree to only market, offer or sell Notes in jurisdictions agreed by us and excluding those jurisdictions on the Country Sanctions Programs of the OFAC.

Exhibit D-S6

(f)            Cease and Desist Proceedings.  You represent and warrant that you are not the subject of a pending proceeding under Section 8A of the 1933 Act in connection with the Offering.

(g)           Compliance with Law.  You agree that in selling Notes pursuant to any Offering (which agreement shall also be for the benefit of the issuer or other seller of such Notes) you will comply with all applicable laws, rules and regulations, including the applicable provisions of the 1933 Act and the 1934 Act, the applicable rules and regulations of the SEC thereunder, the applicable rules and regulations of any securities exchange having jurisdiction over the Offering and the applicable rules and regulations of any regulatory organization having jurisdiction over your activities.  You represent and warrant, on behalf of yourself and any subsidiary, affiliate, or agent to be used by you in the context of this Agreement, that you and they have not relied upon advice from us, any issuer of the Notes, the Underwriters or other sellers of the Notes or any of our or their respective affiliates regarding the suitability of the Notes for any investor.

(h)           Electronic Media.  You agree that you are familiar with the SEC’s guidance on the use of electronic media to deliver documents under the federal securities laws and all guidance published by FINRA or its predecessor concerning delivery of documents by broker-dealers through electronic media.  You agree that you with comply therewith in connection with a Registered Offering.

(i)            Structured Products.  You agree that you are familiar with NASD Notice to Members 5-59 concerning the obligations of member firms when selling structured products and, to the extent that it is applicable to you, you agree to comply with the requirements therein.

(j)            New Products.  You agree to comply with NASD Notice to Members 5-26 recommending best practices for reviewing new products.

5.             Indemnification.  You hereby agree to indemnify and hold us harmless and to indemnify and hold harmless the issuers, any Underwriter and any of our affiliates from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any action or claim) caused by your failure or the failure of any other subsidiary, affiliate or agent of yours or the failure of any selling agent of yours to offer or sell the Notes in compliance with any applicable law or regulation, to comply with the provisions hereof including, but not limited to, any actual or alleged breach or violation of any representations and warranties contained herein or to obtain any consent, approval or permission required in connection with the distribution of the Notes.

6.             Termination, Supplements and Amendments.  This Agreement shall continue in full force and effect until terminated by a written instrument executed by each of the parties hereto.  This Agreement may be supplemented or amended by us by written notice thereof to you, and any such supplement or amendment to this Agreement shall be effective with respect to any Offering to which this Agreement applies after the date of such supplement or amendment.  Each reference to “this Agreement” herein shall, as appropriate, be to this Agreement as so amended and supplemented.  The terms and conditions set forth in Section 3(c) hereof with regard to any Offering will terminate at the close of business on the 30th day after the

Exhibit D-S7

commencement of the public offering of the Notes to which such Offering relates, but in our discretion may be extended by us for a further period not exceeding 30 days and in our discretion, whether or not extended, may be terminated at any earlier time.

7.             Successors and Assigns.  This Agreement shall be binding on, and inure to the benefit of, the parties hereto and other persons specified in Section 1 hereof, and the respective successors and assigns of each of them.

8.             Governing Law.  This Agreement and the terms and conditions set forth herein with respect to any Offering together with such supplementary terms and conditions with respect to such Offering as may be contained in any Written Communication from us to you in connection therewith shall be governed by, and construed in accordance with, the laws of the State of New York.

9.             Headings and References.  The headings, titles and subtitles herein are inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

10.          Supersedes Prior Agreement.  This Agreement, as amended and supplemented from time to time, supersedes and replaces in its entirety any other selected dealers agreement and any other agreement between us governing similar transactions in which you are acting as a selected dealer, for all Offerings conducted from and after the date hereof.

Exhibit D-S8

Please confirm by signing and returning to us the enclosed copy of this Agreement that your subscription to, or your acceptance of any reservation of, any Notes pursuant to an Offering shall constitute (i) acceptance of and agreement to the terms and conditions of this Agreement (as supplemented and amended pursuant to Section 6 hereof) together with and subject to any supplementary terms and conditions contained in any Written Communication from us in connection with such Offering, all of which shall constitute a binding agreement between you and us, individually or as representative of any Underwriters, (ii) confirmation that your representations and warranties set forth in Section 4 hereof are true and correct at that time, (iii) confirmation that your agreements set forth in Sections 2 and 3 hereof have been and will be fully performed by you to the extent and at the times required thereby and (iv) in the case of any Offering described in Section 3(a) and 3(b) hereof, acknowledgment that you have requested and received from us sufficient copies of the final prospectus or offering circular, as the case may be, with respect to such Offering in order to comply with your undertakings in Section 3(a) or 3(b) hereof.

Very truly yours,

By:
Name:
Title:

CONFIRMED: , 20

By:

Name:
(Print name)

Title:

Exhibit D-S9

EXHIBIT E

DUKE ENERGY TERMS AGREEMENT

Duke Energy InterNotes Due One Year or More from Date of Issue (the “Notes”)

Duke Energy Corporation

550 South Tryon Street

Charlotte, NC 28202-4200

The undersigned agrees to purchase the following Notes.

The terms of such Notes shall be as follows:

CUSIP Number:
Principal Amount:
Issue Price (as a % of par):
Commission:
Net Proceeds to Issuer:
Posting Date:
Trade Date:
Maturity Date:
Coupon Type:
Interest Rate Provisions:
[If Fixed Rate:]

(a) Coupon (annual interest rate):
(b) Coupon Payments (interest payment frequency):

[If Floating Rate:]

(a) interest rate index or formula:
(b) initial interest rate:
(c) spread or spread multiplier, if any:
(d) interest reset dates and initial interest reset date:
(e) interest reset period:
(f) interest payment frequency:
(g) index maturity:
(h) maximum or minimum interest rate, if any:
(i) calculation date:
(j) interest determination date:
(k) day count basis:
(l) calculation agent (if other than The Bank of NewYork Mellon Trust Company, N.A.):

Exhibit E-1

Settlement Date (Original Issue Date):
Survivor’s Option:
Original Issue Date:
Collateral Type:
Moody’s Rating: [senior unsecured debt]
S&P Rating: [senior unsecured debt]
Fitch Rating: [senior unsecured debt]
[Repayment provisions, if any: ]
Redemption Information, if any:
[If a discount Note:]

(a) total amount of original issue discount
(b) yield to maturity
(c) initial accrual period of original issue discount

[Any other terms and conditions agreed to by the Purchasing Agent and the Company]

Exhibit E-2

PRESENTED BY:
INCAPITAL LLC

By:
Name:
Title:

ACCEPTED BY:

DUKE ENERGY CORPORATION

By:
Name:
Title:

Date:

Exhibit E-3

EXHIBIT F

FORM OF PRELIMINARY PRICING SUPPLEMENT

Filed under 424(b)(3), Registration Statement No. 333-169633

Pricing Supplement No. [•]; Dated [•]

(Prospectus Dated September 29, 2010 and Prospectus Supplement Dated November 13, 2012)

The following should be included for a fixed rate note offering:

CUSIP NUMBER	PRINCIPAL AMOUNT	SELLING PRICE	GROSS CONCESSION	NET PROCEEDS	COUPON TYPE	COUPON RATE	COUPON FREQUENCY

MATURITY DATE	1ST COUPON DATE	1ST COUPON AMOUNT	SURVIVOR’S OPTION	PRODUCT RANKING	REDEMPTION [OTHER REPAYMENT] INFORMATION

The following should be included for a floating rate note offering:

CUSIP NUMBER	PRINCIPAL AMOUNT	SELLING PRICE	GROSS CONCESSION	NET PROCEEDS	COUPON TYPE	INTEREST PAYMENT FREQUENCY	DAY COUNT BASIS

MATURITY DATE	1ST COUPON DATE	1ST COUPON AMOUNT	SURVIVOR’S OPTION	PRODUCT RANKING	REDEMPTION [OTHER REPAYMENT] INFORMATION

INTEREST RATE or INTEREST RATE INDEX OR FORMULA	SPREAD OR SPREAD MULTIPLIER	INDEX MATURITY	INITIAL INTEREST RATE	INTEREST RESET DATES AND PERIOD	MAXIMUM INTEREST RATE	MINIMUM INTEREST RATE

INTEREST DETERMINATION DATE	INITIAL INTEREST RESET DATE

Exhibit F-1

Trade Date: [•]
Settlement Date: [•]	Duke Energy Corporation
Minimum Denomination/Increments:	Duke Energy InterNotes
$1,000.00/$1,000.00	Due One Year or More from Date of Issue
Initial trades settle flat and clear SDFS:	Prospectus Supplement Dated November 13, 2012
DTC Book Entry only	to Prospectus Dated September 29, 2010
DTC number: [•]

Other Terms:  [•]

Agents: BofA Merrill Lynch, Incapital LLC, Citigroup, Edgard D. Jones & Co., L.P., Morgan Stanley, RBC Capital Markets, UBS Investment Bank and Wells Fargo Advisors, LLC.

The following should be included for fixed rate note offerings:

(a) If the maturity date or an interest payment date for any note is not a business day (as such term is defined in the Prospectus Supplement), principal, premium, if any, and interest for that note is paid on the next business day, and no interest will accrue from, and after, the maturity date or interest payment date.

The following should be included for floating rate note offerings:

(b) If any interest payment date for any note bearing interest at a rate based on an interest rate index or formula (other than the note’s maturity date or the date of earlier redemption or repayment) is not a business day, then the interest payment date will be postponed to the following business day, except that in the case of a note bearing interest at a rate based on LIBOR, if this business day falls in the next succeeding calendar month, then the interest payment date will be the immediately preceding business day. If the maturity date or the date of earlier redemption or repayment of such a note falls on a day which is not a business day, the required payment of principal, premium, if any, and/or interest will be made on the following business day and no interest thereon will accrue from, and after, the maturity date or redemption or repayment date.

NOTE: Include both (a) and (b) when offering both fixed and floating rate notes.

Investors should read this preliminary pricing supplement in conjunction with the Prospectus and Prospectus Supplement.

InterNotes® is a registered trademark of Incapital Holdings LLC.  All Rights Reserved.

Exhibit F-2

EXHIBIT G

FORM OF PRICING SUPPLEMENT

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities Offered	Maximum Aggregate Offering Price		Amount of Registration Fee(1)
[[•]%] Duke Energy InterNotes® due [•]	$	[•]	$	[•]

(1)           The filing fee, calculated in accordance with Rule 457(r), has been transmitted to the Securities and Exchange Commission in connection with the securities offered by means of this pricing supplement.

Filed under 424(b)(2), Registration Statement No. 333-169633

Pricing Supplement No. [•]; Dated [•]

(Prospectus Dated September 29, 2010 and Prospectus Supplement Dated November 13, 2012)

The following should be included for a fixed rate note offering:

CUSIP NUMBER	PRINCIPAL AMOUNT	SELLING PRICE	GROSS CONCESSION	NET PROCEEDS	COUPON TYPE	COUPON RATE	COUPON FREQUENCY

MATURITY DATE	1ST COUPON DATE	1ST COUPON AMOUNT	SURVIVOR’S OPTION	PRODUCT RANKING	REDEMPTION [OTHER REPAYMENT] INFORMATION

Exhibit G-1

The following should be included for a floating rate note offering:

CUSIP NUMBER	PRINCIPAL AMOUNT	SELLING PRICE	GROSS CONCESSION	NET PROCEEDS	COUPON TYPE	INTEREST PAYMENT FREQUENCY	DAY COUNT BASIS

MATURITY DATE	1ST COUPON DATE	1ST COUPON AMOUNT	SURVIVOR’S OPTION	PRODUCT RANKING	REDEMPTION [OTHER REPAYMENT] INFORMATION

INTEREST RATE or INTEREST RATE INDEX OR FORMULA	SPREAD OR SPREAD MULTIPLIER	INDEX MATURITY	INITIAL INTEREST RATE	INTEREST RESET DATES AND PERIOD	MAXIMUM INTEREST RATE	MINIMUM INTEREST RATE

INTEREST DETERMINATION DATE	INITIAL INTEREST RESET DATE

Trade Date: [•] Settlement Date: [•] Minimum Denomination/Increments: $1,000.00/$1,000.00 Initial trades settle flat and clear SDFS: DTC Book Entry only DTC number: [•]	Duke Energy Corporation Duke Energy InterNotes Due One Year or More from Date of Issue Prospectus Supplement Dated November 13, 2012 to Prospectus Dated September 29, 2010

Exhibit G-2

Other Terms:  [•]

Agents: BofA Merrill Lynch, Incapital LLC, Citigroup, Edgard D. Jones & Co., L.P., Morgan Stanley, RBC Capital Markets, UBS Investment Bank and Wells Fargo Advisors, LLC.

The following should be included for fixed rate note offerings:

(a) If the maturity date or an interest payment date for any note is not a business day (as such term is defined in the Prospectus Supplement), principal, premium, if any, and interest for that note is paid on the next business day, and no interest will accrue from, and after, the maturity date or interest payment date.

The following should be included for floating rate note offerings:

(b) If any interest payment date for any note bearing interest at a rate based on an interest rate index or formula (other than the note’s maturity date or the date of earlier redemption or repayment) is not a business day, then the interest payment date will be postponed to the following business day, except that in the case of a note bearing interest at a rate based on LIBOR, if this business day falls in the next succeeding calendar month, then the interest payment date will be the immediately preceding business day. If the maturity date or the date of earlier redemption or repayment of such a note falls on a day which is not a business day, the required payment of principal, premium, if any, and/or interest will be made on the following business day and no interest thereon will accrue from, and after, the maturity date or redemption or repayment date.

NOTE: Include both (a) and (b) when offering both fixed and floating rate notes.

Legal Matters:

In the opinion of Duke Energy Corporation’s counsel, when the notes offered by this pricing supplement have been executed and issued by Duke Energy Corporation and authenticated by the trustee pursuant to an Indenture dated as of June 3, 2008, as amended and supplemented, between Duke Energy Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Indenture”), and delivered against payment as contemplated herein, such notes will constitute valid and binding obligations of Duke Energy Corporation, enforceable in accordance with their terms.  The opinion expressed above is subject to specified qualifications, assumptions and limitations, including that the validity or enforcement of any agreements or instruments may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and that such counsel does not express any opinion as to the applicability or effect of any fraudulent transfer, preference or similar law on any agreements or instruments or any transactions contemplated by such opinion.  In addition, this opinion is subject to customary assumptions, including, other than with respect to Duke Energy Corporation, (i) that the parties to documents, including the Indenture, relevant to such opinion had or will have the power, corporate or otherwise, to enter into and perform all obligations thereunder, (ii) the due authorization thereof by all requisite action, corporate or other by such parties, (iii) the execution and delivery by such parties of such

Exhibit G-3

documents, and (iv) the validity and binding effect of such documents on such parties, all as stated in the letter of such counsel dated November 13, 2012, which has been filed as Exhibit 5.1 to a Current Report on Form 8-K filed by Duke Energy Corporation on November 13, 2012.

Investors should read this pricing supplement in conjunction with the Prospectus and Prospectus Supplement.

InterNotes® is a registered trademark of Incapital Holdings LLC.  All Rights Reserved.

Exhibit G-4